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                                                                Exhibit No. 10-1

                            ASSET PURCHASE AGREEMENT

ARBOUR ELDER SERVICES, INC., d/b/a ARBOUR SENIORCARE ("Buyer") and MHM EXTENDED CARE SERVICES, INC. and its corporate parent, MHM SERVICES, INC. (collectively "seller") hereby agree as follows:

Buyer desires to purchase and Seller desires to sell to Buyer certain assets and business related to Seller's delivery of mental health services within the State of Massachusetts (the "Operations"), all on the terms and subject to the conditions set forth in this Agreement. "The parties acknowledge that the representations, warranties, covenants and agreements made by MHM Services, Inc., are a material inducement to Buyer's decision to consummate this transaction and shall be deemed material and relied upon by Buyer."

1. ACQUIRED ASSETS. The assets to be conveyed shall consist of the Operations as currently operated by Seller in Massachusetts (the "State") including but not limited to outpatient clinics (including license); behavioral health services principally to nursing homes and extended care facilities; all property, policy and procedures manuals, office and other equipment in place on this date; to the extent assignable, all contract rights, affiliation agreements, and non-compete agreements relating to the Operations; together with all other assets relating to the Operations in the State (collectively, the Acquired Assets"). The Acquired Assets are set out in Schedule 1.2 attached hereto. Subject to the terms and conditions of this Agreement, Buyer agrees to purchase and Seller agrees to sell, assign and deliver to Buyer as of Closing, as defined in Section 10.1 of this Agreement, all of Seller's right, title and interest in, to and under the Acquired Assets, free and clear of any mortgage, pledge, hypothecation, claim, security interest, encumbrance, right or interest of others, lease, license, easement, encroachment, covenant, title defect, lien, option or right of first refusal (collectively, "Liens"). The Acquired Assets shall not include, and Seller shall retain, all cash, cash equivalents, and accounts receivable arising from the provision of services in the State prior to the Closing Date, all assets of business operations similar to the Operations conducted by Seller in States other than the State, and such assets related to the Operations which Buyer in its sole discretion determines not to purchase (the "Excluded Assets"). The Excluded Assets are set forth in Schedule 1.1.

2. CONSIDERATION. The consideration for the Acquired Assets will be payment to Seller by Buyer of the sum of eight hundred fifty thousand dollars ($850,000.00) (the "Purchase Price"). At Closing, Buyer will pay the Purchase Price to Seller by wire transfer of immediately available funds.


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       2.1    Allocation of Purchase Price. The Purchase Price shall be
allocated in the manner set forth in Schedule 2.1. Each of the parties agrees that any tax returns or other tax information such party may file or cause to be filed with any governmental agency shall be prepared and filed consistent with such allocation of the Purchase Price, and any positions taken in connection with an audit of any such tax return or in connection with any contest of any adjustment of the Purchase Price likewise shall be consistent with such position.

       2.2 Commissions and Finders Fees. Buyer and Seller warrant and represent to each other that no broker or finder has acted for it in connection with this transaction and that no brokerage, commissions or similar fees will be due to any person at Closing.

       2.3 Deposits. On execution of this Agreement, Buyer will deposit in escrow with Seller the sum of twenty thousand dollars ($20,000.00) as a an earnest money deposit. This deposit shall be non-refundable and shall be retained by Seller as liquidated damages as the sole remedy if the transaction fails to close other than as a result of Seller's breach of this Agreement. At Closing, the deposit shall be applied toward the purchase consideration.

3. ASSUMPTION OF LIABILITIES. Buyer will not assume any liabilities of Seller (including but not limited to malpractice claims, leases, contingent liabilities, or environmental liabilities) which related to the activities of Seller prior to the Closing Date, except that Buyer will assume and indemnify seller for: (a) obligations, if any, for the provision of mental health services of the Acquired Assets to patients in the State after Closing; and (b) all liabilities arising from Buyer's conduct of the Operations after Closing. Seller shall continue to be obligated to pay, perform and discharge such debts, obligations and liabilities and hold Purchaser harmless from:

       (I) any and all obligations for the payment of any long term indebtedness of Seller incurred prior to closing;

       (II) any and all liabilities of the Seller relating to acts or omissions of Seller, including medical malpractice, occurring through the Closing Date;

       (Iii) any and all claims against Seller of the United States Government under the Medicare program, or any state under Medicaid programs, or of any other third party payers, arising out of the activities of the Seller's business through the Closing Date;

       (Iv) federal and state income taxes of Seller, if any, payable with respect to any activities of the Seller through the Closing Date;


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       (V)    sales and other taxes (including, without limitation, use taxes)
              payable by Seller with respect to the business or operations of the Seller through the Closing Date or the transactions contemplated hereby;

       (Vi) any other debt, obligation or liability of the Seller other than those debts, obligations and liabilities of the Seller specifically assumed by Purchaser pursuant to this Agreement, whether or not such debt, obligation or liability is disclosed on the financial statements as hereinafter defined;

       (Vii) any liability or obligation of Seller to any employee or former employee of the Seller or to any third party, under any pension, insurance, bonus, profit-sharing or other employee benefit plan or arrangement or any obligation relating to salaries, bonuses, vacation or severance pay, including, without limitation, any liabilities relating to the activities and obligations of the Seller through the Closing Date;

       (Viii) the Seller's obligations and liabilities arising under this Agreement;

       (Ix) any liabilities of the Seller to any of its shareholders arising out of any action by the Seller in connection with the transaction contemplated herein;

       (X) any obligation or monies owed by Seller to the Commonwealth of Massachusetts regarding Medicaid billing for periods prior to the Closing Date,

       (Xi) any accrued but unpaid payroll tax obligations of the Seller relating to the activities and operations of the Seller prior to the Closing Date.

4. DUE DILIGENCE. Buyer has had ample opportunity to conduct and complete its due diligence examinations and inspections of the Acquired Assets and has completed such due diligence as it deems necessary and appropriate. During the Due Diligence Period, Buyer has had full access during normal business hours to the Acquired Assets including Seller's books, records and other information concerning the Operations for the purpose of conducting such inspections and tests as Buyer reasonably has requested.



5. Representations and Warranties of the Seller. In order to induce the Purchaser to enter into and perform this Agreement, the Seller represents, warrants and agrees as set forth in this Section 5. The representations and warranties as set forth in this


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Section relate to the activities and operations of the Seller through the
Closing Date.

5.1 Organization. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with all the requisite power and authority to execute, deliver and perform this Agreement and to hold the properties, rights and assets and to carry on the businesses now conducted by it.

5.2    Ownership of Assets. On the Closing Date, except as set forth on Schedule
5.2 hereto, the Seller is the legal and beneficial owner of the Acquired Assets, free and clear of any claims, charges, equities, liens (including tax lines), security interests and encumbrances, and the Seller has full right, power and authority to sell, transfer, assign, convey and deliver all of the Acquired Assets.

5.3 The Seller's Authority and No Conflict. The Seller has the full right, power and authority to execute, deliver and carry out the terms of this Agreement and all documents and agreements necessary to give effect to the provisions of this Agreement, and this Agreement has been duly authorized, executed and delivered by the Seller. To the best of Seller's knowledge, the consummation of the transactions contemplated hereby will not result in any material conflict, breach or violation of, or default under, any applicable statute, or any judgment. The consummation of this agreement will not violate any order, decree, mortgage, agreement, deed of trust, indenture or other instrument to which the Seller is a party or by which Seller is bound. All action and other authorizations prerequisite to the execution of this Agreement and the consummation of the transactions contemplated by this Agreement have been or will be taken or obtained by the Seller as of the Closing Date. This is a valid and binding agreement of the Seller enforceable in accordance with its terms.

5.4 Compliance with Laws. To the best of Seller's knowledge, in connection with the conduct of the operation and the conduct of its business, and in connection with the lease of the Premises (as hereinafter defined) and ownership of assets of the Seller, the Seller has complied with all applicable statutes and regulations of all governmental authorities having jurisdiction over it except where the failure to so comply would not have a material adverse effect on the business or properties of the Seller. The Seller has not received any notice of any violations of applicable laws.

5.5 Financial Statements Provided. Copies of the financial statements of the Seller listed on and annexed to Schedule 5.5 hereto have been initialed for identification and delivered to the Purchaser. The annual financial statements have been prepared in accordance with the accrual basis method of accounting throughout the periods indicated, and fairly present its financial position as at the respective dates of the balance sheets included in the financial statements and the results of its operations for the respective periods indicated. The interim financial statements which are listed on Schedule 5.5 hereto, have been prepared in accordance with the accrual basis method


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of accounting according to procedures consistently applied to such statements from month to month since August 30, 1998, and subject to normal year end adjustments, and fairly present its financial position as of the date thereof in accordance with generally accepted accounting principles.

5.6 Absence of Changes. Except as disclosed on Schedule 5.6 hereto, since August 30, 1998, there has not been any (a) transaction by the Seller with respect to the Operations except in the ordinary course of business as conducted during the twelve-month period ending on that date; (b) material adverse change in the condition (financial or otherwise), business or liabilities or assets of the Operations, other than disclosed in the financial information provided to Purchaser through August 30, 1998 and Schedule 5.6; (c) destruction, damage to, or loss of Acquired Assets (whether or not covered by insurance) that materially and adversely affects the condition, financial or otherwise, or business of the Operations, (d) labor disputes or other event or condition relating to employment or labor matters of any character materially and adversely affecting the condition, financial or otherwise, of the Acquired Assets or the Operations,
(e) change in accounting methods or practices (including, without limitation, change in depreciation or amortization policies or rates) by the Seller, as to the operations (f) revaluation of Acquired Assets; (g) sale or transfer of any asset of the Operations except in the ordinary course of business;(h) amendment or termination of any material contract, agreement, or license as to the operations to which the Seller is a party (except such nursing home contracts as may have been terminated in the ordinary course.

5.7 Absence of Undisclosed Liabilities. The Seller does not have any material debt, liability or obligation of any nature relating to the operations, whether accrued, absolute, contingent or otherwise, and whether due or to become due, which is not reflected or reserved against in the financial statements of the Seller except for: (a) those which are not required by generally accepted accounting principles to be so reflected, (b) those which were incurred in the ordinary course of business and are usual and normal in amount both individually and in the aggregate, and (c) those disclosed on Schedule 5.7.

5.8 Tax Returns and Audits. Within the times and in the manner prescribed by law, the Seller has filed all Federal, state and local tax returns required by law and has paid all taxes, assessments, and penalties due and payable, except Seller has not filed State income tax returns for its fiscal year 1997 as to which no taxes are or will be due. There are no present disputes as to taxes of any nature payable by the Seller. The Seller has not received notice of, nor is it otherwise aware of, an audit or examination, nor is it a party to any action or proceeding by any governmental authority for assessment or collection of taxes, excise taxes, charges, penalties or interest; nor has any claim for assessment and collection been asserted against it, except as set forth on
Schedule 5.8 hereto. The Seller has accrued or paid or will have caused to be paid on or prior to the Closing date, all applicable unemployment taxes, payroll taxes, social


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security taxes, occupation taxes, property taxes, excise taxes, sales and use taxes, and all other taxes of every kind, character or description required to be paid, except for taxes which are not yet due and subject to proration.

5.9    (Intentionally Omitted)

5.10   Existing Employment and Other Contracts ERISA.

       (a) Schedule 5.10 contains a list of all employment contracts consulting agreements and collective bargaining agreements as to the Operations which the Seller is a party or by which it is bound; all such contracts and arrangements are in full force and effect and the Seller is not in default under any of them. Notwithstanding anything to the contrary, Purchaser shall not be obligated in any way under such contracts and arrangements (except for those contracts being assumed by Purchaser pursuant to Section
              3). There is neither pending nor, to the best of the Seller's knowledge, any basis therefor or threat thereof with respect to any contract, agreement, covenant or obligation referred to in the preceding sentence, including, without limitation, any claim for money due for allegedly unpaid vacation time or sick pay. The Seller views its relationship with its employees as satisfactory, and there are no labor controversies pending or, to the best of the Seller's knowledge, threatened between the Seller and the employees of the Seller.

       (b) Seller is in material compliance with all requirements, including reporting, filing and disclosure requirements, applicable under ERISA or otherwise to all employee welfare benefit and employee pension benefit plans including but not limited to deferred compensation plans, incentive plans, bonus plans or arrangements, stock option plans, stock purchase plans, golden parachute agreements, severance pay plans dependent care plans, cafeteria plans, employee assistance programs, scholarship programs employment contracts and other similar plans, agreements and arrangements that are currently in effect as of the Closing Date, for the benefit of directors, officers, employees, or former employees (or their beneficiaries) of the Seller.

       (c) The Seller shall have paid all compensation owed to the employees of the Seller engaged in the Operations through the Closing Date other than as to compensation not yet due.

       (d) All pension and benefit plans have been fully funded through the Closing.

       (e) Seller represents and warrants that the non-competition agreements executed by the Clinicians affiliated with the Seller, and transferred to Buyer pursuant to this Agreement, represent the portion of the Seller's Massachusetts behavioral health business as set forth in Schedule 9 attached hereto.


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5.11   Insurance Policies. Schedule 5.11 contains a description of all insurance policies held by the Seller concerning its business and the premises. All such policies have the respective limits set forth in Schedule 5.11. If not already covered, Seller will arrange for Professional Liability Tail Coverage for no less than one million (1,000,000) per incident and three million aggregated for no less than four years after closing.

5.12 Litigation. Except as disclosed in Schedule 5.12, there is no suit, action, arbitration, or legal administrative, or other proceeding, or governmental investigation pending or the Seller's knowledge threatened against or affecting the operations or the Acquired Assets, any of the business, assets, or condition, financial or otherwise, of the Seller or any of the transactions or decree of any Federal, state, local, or foreign court, department, agency or instrumentality.

5.13 Medicare CHAMPUS and Medicaid. All Clinics and Programs are the subject of an existing Medicare contract with the Federal Government with the fiscal intermediary whose name is set forth on Schedule 5.13 hereto, are certified for participation in the Medicare program, CHAMPUS program and Medicaid Program, and are parties to such agreements with other third party payers as are set forth on
Schedule 5.13 hereto, all of which are in full force and effect and no default or event has occurred thereunder which, with the giving of notice, the passage of time, or both, would constitute a default thereunder.

5.14 Filing of Reports. Other than claims or reports pertaining to individual patients, the Seller has timely filed or caused to be timely filed all reports of every kind whatsoever required by law or by written or oral contract or otherwise to be made with respect to the purchase of services by a third- party payers, including but not limited to, Medicare, Medicaid and CHAMPUS programs and other insurance carriers, and all such reports are, or will be if filed after the Closing Date, complete and accurate in all material respects.

5.15 Licenses. The Clinics, Programs and other business units of the Seller have all material contracts, licenses, permits, consents, franchises and approvals required by law or governmental regulations or that are necessary from all applicable Federal, state and local authorities and any other regulatory agencies for the lawful conduct of its business, and it is not in default in any material respect under such licenses, permits, consents and approvals.

5.16 No Broker. The Seller represents and warrants it has not dealt with any broker or finder in connection with any of the transactions contemplated by this Agreement and, insofar as it knows, no other broker or other person is entitled to any commission or finder's fee in connection with any of such transactions.

5.17 No Misleading Statements. This Agreement and the information and schedules


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referred to herein do not include any untrue statement of a material fact and do not omit to state any material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

5.18 Employee Matters. The Seller acknowledges that it has no information that the Purchaser would or would not qualify for successor status under Rev. Proc. 84-77. Pursuant to that pronouncement, the parties agree the Purchaser shall follow procedures consistent with successor status. In addition, both parties shall file 941's for the quarter during which the sale takes place, reflecting the wages and deposits made during its period of ownership.

6. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Sellers as follows:

6.1 Corporate Action. Buyer has taken all action required to authorize the execution and consummation of this Agreement. This Agreement constitutes the valid and legally binding obligations of Buyer enforceable in accordance with its terms, except that enforce ability may be limited by applicable equitable principles or bankruptcy, insolvency, or similar laws affecting the enforcement of creditors rights generally.

6.2 No Conflict With Other Agreements or Laws. The execution and consummation by Buyer of this Agreement, and the other agreements and documents contemplated hereby, will not (a) violate the terms of any instrument, agreement, judgment or decree to which Buyer is a party, or by which Buyer or any of its properties is bound, (b) be in conflict with, result in a breach of or constitute (with giving of notice or lapse of time or both) a default under any such instrument, agreement, judgment or decree, (c) result in the creation or imposition of any Lien upon Buyer or its properties or assets, or (d) violate any applicable federal, state, local or foreign law, regulation or order.

6.3 Organization and Qualification. Buyer is duly organized, validly existing and in good standing. Buyer has full power and authority to execute and consummate this Agreement.

6.4 Financial Standing. Buyer has the financial resources to consummate the transaction contemplated in this Agreement.

7.     PRE-CLOSING COVENANTS. The parties covenant and agree as follows:

7.1 Conduct of Business in Ordinary Course. The Seller agrees that from execution of this Agreement until the Closing Date, the Seller will (i) not increase any compensation payable to any employees or consultants of the Operations, (ii) not create any material obligation or liability (absolute or contingent) secured by the Acquired Assets; (iii) not enter into, amend or terminate any material contract,


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agreement, permit or lease pertaining to the Operations without the prior written consent of the Purchaser, except in the ordinary course of conduct of business or as contemplated hereunder, (iv) not cancel or decrease any insurance policy relating to the Operations; (v) not interfere with any material obligations under contracts, leases and documents relating to or affecting conduct of The Operations; (vi) use its reasonable best efforts to maintain and preserve the Operations and Acquired Assets intact, its good will and relationship with its present officers, employees, suppliers, medical staff and others having a business relationship with it relating to the Operations, all material licenses and permits requisite to the conduct of the Operations now conducted.

7.2 Notification of Material Adverse Changes. Sellers will promptly notify Buyer in writing of the occurrence of any material adverse change to the Acquired Assets or Operations occurring on or after the date of this Agreement and on or prior to the Closing Date.

7.3 Other Transactions. During the term of this Agreement, the parties will deal exclusively and in good faith with each other regarding a sale of all or a material portion of the Acquired Assets. Seller will not, and will direct Sellers' officers, directors, financial advisors, accountants, agents and counsel not to: (i) solicit submission of offers from any person relating to a the Acquired Assets, (ii) participate in any discussions or negotiations regarding, or furnish any nonpublic information to any person regarding purchase of the Acquired Assets by any person other than Buyer, or (iii) enter into any agreement or understanding, whether oral or written, that would have the effect of preventing consummation of this Agreement.

7.4 Consents, Waivers and Approvals. Prior to Closing, Seller will obtain all consents, waivers, approvals, and releases necessary for Seller to effect the transactions contemplated herein, free and clear of any and all liens. All such consents, waivers, releases and approvals will be in writing and in form and substance satisfactory to Buyer in its discretion as reasonably exercised by Buyer.

7.5 Supplemental Disclosure. Seller will have the continuing obligation up to and including the Closing Date to supplement promptly or amend the Schedules hereto with respect to any matter subsequently arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or listed in the Schedules.

7.6 Conditions Precedent. The parties will use their best efforts in good faith to satisfy the conditions set forth in Sections 8 and 9 hereof.

7.7 Consents, Regulatory Approvals and Licenses. Buyer acknowledges that certain of Seller's contracts with nursing homes or clinicians may not be assignable,


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may be terminable upon no or minimal notice, or may consist of arrangements not embodied in binding contractual relationships. Buyer further acknowledges that Seller makes no warranties or representations as to the existence or availability of any assignments, consents, approvals, regulatory licenses, or certifications, including as to nursing home contracts, as may be necessary for any use of the Acquired Assets as Buyer may intend. Seller agrees that it has made such inquiry as to such matters during the Due Diligence Period as it believes appropriate, and that consummation of the transaction contemplated hereby shall not be contingent in any way upon the existence of or Buyer obtaining any such assignments, consents or regulatory approvals, licenses, or certifications. Seller agrees that to the extent any economic rights under such contracts are assignable, it will assign such rights to Buyer. As to any assumed contract the assignment of which by its terms requires the prior consent of a third party thereto, if such consent is not obtained prior to the Closing Date, the Seller shall deliver to the Buyer written documentation setting forth arrangements for the transfer of the economic benefits of such assumed contracts to Buyer as of the Closing Date under the terms and conditions acceptable to all parties hereto. In any event, after Closing Seller shall forfeit and not seek to perform under any non-assignable agreement or license in competition with Buyer.

7.8 Unless approved in advance by the other party, neither Buyer nor Seller shall issue any press release or written statement for general or public circulation relating to the transactions contemplated hereby, except as required by law in the reasonable opinion of such party's counsel. Each party agrees to use good faith efforts to obtain the other's approval of the text of any public report, statement or release prepared.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER. The obligation of Buyer to consummate this Agreement will be subject to the satisfaction, on or before the Closing Date, or such other date as may be specified, of the following conditions, any of which may be waived by Buyer in writing.

8.1    Representations. The representations and warranties made by Seller in
Section 5 hereof will be true and correct on the Closing Date as though such representations and warranties had been made on such date and Seller will deliver to Buyer a certificate dated as of the Closing Date to the foregoing effect.

8.2 Covenants. Seller will have duly performed all of the covenants, acts and undertakings to be performed by it on or prior to the Closing Date, and Sellers will deliver to Buyer a certificate dated as of the Closing Date to the foregoing effect.

8.3 No Injunction, Etc. No proceeding, investigation, or legislation will have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, or prohibit, or to obtain substantial damages in respect of this Agreement, or which materially affects title to, or the existence or priority of liens on, the


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Acquired Assets.

8.4 Incumbency. Seller will have delivered a certificate of incumbency executed by the president and secretary of Seller listing each officer and director of Seller and the persons authorized to execute this Agreement and the other documents contemplated hereby.

8.5 Material Adverse Change. No material adverse change to the Acquired Assets shall have occurred on or after the date of this Agreement and on or prior to the Closing Date.

8.6 Non-Competition Covenants. Seller shall provide to Buyer covenants of non-competition in the form of Schedule 8.6, fully executed by such of Seller's employees or independent contractors utilized in the operations as are willing to sign such covenants.

9.     (Intentionally Omitted)

10     CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER. The obligation of Seller to consummate this Agreement will be subject to the satisfaction, on or before the Closing Date, of the following conditions, any of which may be waived by Sellers in writing.

10.1   Representations. The representations and warranties made by Buyer in
Section 6 hereof will be true and correct in all material respects on the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date and Buyer will deliver to Seller a certificate dated as of the Closing Date to the foregoing effect for Buyer.

10.2 Covenants. Buyer will have duly performed all of the covenants, acts or undertakings to be performed by it on or before the Closing Date, and Buyer will deliver to Seller certificates dated as of the Closing Date to the foregoing effect.

10.3 Certified Resolutions. Buyer will have delivered to Sellers certificates executed by duly authorized officers and containing true and correct copy of resolutions duly adopted by Buyer's Board of Directors approving and authorizing this Agreement and its consummation. Such officers will also certify that such resolutions have not been revoked or modified and remain in full force and effect.

10.4 No Injunction, Etc. No proceeding, investigation or legislation will have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, or prohibit, or to obtain substantial damages in respect of this Agreement.


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10.5   Incumbency. Buyer will have delivered a certificate of incumbency executed by its president or a vice president and the secretary or an assistant secretary listing the persons authorized to execute this Agreement, and the other documents contemplated hereby.

11. MUTUAL COVENANTS. Each of the parties hereto will refrain from taking any action which would render any representation or warranty contained in Sections 5 or 6 of this Agreement inaccurate as of the Closing Date. Each party will promptly notify the other of any action or proceeding that is instituted or threatened against such party to restrain, prohibit or otherwise challenge the legality of any transaction contemplated by this Agreement. Each party will take such further action as may reasonably be requested by another party to evidence the consummation of this Agreement.

12.    CLOSING.

12.1 Time and Place. The closing ("Closing") will be held at the offices of MHM Extended Care Services, 8000 Towers Crescent Drive, Suite 810, Vienna, Virginia, on December 31, 1998.

12.2 Transactions at the Closing. At Closing, each of the following transactions will occur:

              (a)    Sellers will deliver to Buyer the following:

              (i) such bills of sale, endorsements, assignments and other instruments of transfer as are necessary to vest in Buyer all of Sellers' right, title and interest in, to and under the Acquired Assets, free and clear of all Liens other than Permitted Encumbrances;

              (ii) all such certificates, dated as of the Closing Date, as Buyer may reasonably request to evidence the fulfillment by Seller, or other satisfaction as of the Closing Date, of the terms and conditions of this Agreement; and

              (iii) an opinion of Seller's counsel, in form and substance reasonably satisfactory to Buyer, that Seller is duly organized, validly existing, and in good standing under the laws of the State of Delaware, that Seller has full power and authority to own and convey the Acquired Assets, and this Agreement constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms, except that enforceability may be limited by applicable equitable principles of bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

              (b)    Buyer will deliver to Seller the following:

              (i)    the Purchase Price required under Section 2;

              (ii) a certificate of good standing of Buyer from the Secretary of State of its state of incorporation as of the most recent practicable date;

              (iii) all such certificates, dated as of the Closing Date, as Seller may reasonably request to evidence the fulfillment by Buyer, or other satisfaction as of the Closing Date, of the terms and conditions of this Agreement; and

              (iv) an opinion of Buyer's counsel in form and substance reasonably satisfactory to Seller, that Buyer is a corporation duly organized, validly existing, and in good standing under the laws its State of incorporation; that Buyer has full power and authority to purchase and own the Acquired Assets; that all action has been taken as required to authorize the execution and consummation of this Agreement by Buyer; and this Agreement constitutes the valid and binding obligation of Buyer, enforceable in accordance with its terms, except that enforceability may be limited by applicable equitable principles of bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

13. COVENANT NOT TO COMPETE. For a period of five years (5) after Closing, without the prior written consent of Buyer, Seller and any affiliates, and officers or Directors of Seller or its affiliates shall not: (a) except as provided below, engage in the establishment or operation of any business for the delivery of mental health services to patients within the State or competitive with the outpatient clinic currently operated in the State by Seller, or (b) hire or solicit for hire any employee of the Operations, or recommend, directly or indirectly to any such employee that he or she obtain employment elsewhere. Without in any way limiting the foregoing, it is acknowledged that this covenant does not extend to the provision of mental health services at prisons, jails, or other correctional facilities. At Buyer's request, and at the Buyer's sole and full expense, Seller will co-operate in the bringing of suit in Seller's name to enforce against any third party any covenant against competition contained in an agreement to which Seller is a party.

14. ACCOUNTS RECEIVABLE AND PROVIDER NUMBERS. In order to assure collection by Seller of accounts receivable arising from services provided prior to the date of Closing (which accounts receivable are excluded from the Acquired Assets (the "Excluded Receivables")), Buyer shall bill for services provided by it after Closing under its own provider numbers or other appropriate billing information of Buyer. Seller shall retain the sole right to bill for and collect the Excluded Receivables together with the sole right to utilize the provider numbers and other billing identification which Seller has utilized in connection with the Operations. In the event proceeds of accounts receivable are collected by Seller or Buyer after Closing which include proceeds of accounts receivable to which the other party is entitled, within one week of the receipt of such proceeds the receiving party shall deliver such proceeds to the partied entitled thereto, together with a copy of the Explanation of Benefits ("EOBs") relating to such proceeds.

15. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All statements contained in this Agreement, and the documents contemplated hereby, will be deemed representations and warranties hereunder by Seller or Buyer, as the case may be. All representations and warranties made by Seller or Buyer in this Agreement will survive until the second (2nd) anniversary of the Closing Date, except that warranties and representations as to taxes, environmental matters or ERISA matters shall survive until six (6) months after expiration of the applicable statute of limitations. No claims for breach of a representation or warranty (including an Indemnification Claim as defined in Section 16) may be brought by any person unless written notice of such claim will have been given on or prior to the end of such survival period (in which event each representation and warranty with respect to any asserted claim will survive until such claim is finally resolved and all obligations with respect thereto are fully satisfied). Provided this paragraph shall not apply to the breach of any obligations under this agreement other than as to representation or warranties.

16. TERMINATION. This Agreement may be terminated, and the transactions contemplated herein abandoned: (a) by the mutual written consent of Seller and Buyer; (b) by either Seller or Buyer upon the failure of the other to comply substantially with its or their conditions precedent to Closing and other obligations set forth herein on or before the Closing Date; (c) upon Seller's failure to cure (or waiver of the opportunity to cure), any condition or defect in the Acquired Assets disclosed to Buyer during the Due Diligence Period and reasonably unacceptable to Buyer. Such cure or waiver thereof shall take place within thirty (30) days of receipt by Seller of written notice of such condition or defect from Buyer (such notice to be delivered prior to expiration of the Due Diligence Period). Termination pursuant to this Section will relieve the parties of their obligations hereunder with each party responsible for its own fees, costs and expenses; provided, however, that if the Agreement is terminated pursuant to (b) above because one party fails to use its reasonable best efforts to fulfill its obligations hereunder, such party will remain liable to the other party for all rights as to deposits, losses, costs, expenses (including attorney's fees) and liabilities incurred by such other party as a result of such failure.

17.    INDEMNIFICATION.

17.1 Losses. For purposes of this Section 17, "Losses" will mean all damages, losses, costs, expenses (including legal, accounting and other fees and expenses), interest, penalties, charges and liabilities.

17.2 Indemnification by Seller. Seller agrees to indemnify, defend and hold harmless Buyer from and against any Loss incurred by Buyer related to or arising out of (a) the breach of any of the warranties, representations, covenants or agreements of Seller in this Agreement (a "Breach"), (b) any liability arising from the from the activities of the Seller or use of the Acquired Assets by Seller prior to the Closing Date, other than (i) Assumed Liabilities.

17.3 Indemnification by Buyer. Buyer agrees to indemnify, defend and hold harmless Sellers from and against any Loss incurred by Sellers related to or arising out of (a) the breach of any of the warranties, representations or agreements of Buyer in the Buyer's Agreements, (b) any Assumed Liability, or (c) any liability associated with Buyer's ownership or use of the Acquired Assets or conduct of the Operation on or after the Closing Date.

17.4   Procedures for Indemnification.

              (a) An Indemnification Claim will be made by the Indemnitee by delivery of a written declaration to Indemnitor requesting indemnification and specifying the basis on which indemnification is sought and the amount of asserted Losses and, in the case of a Third Party Claim, containing such other relevant information as Indemnitee may have concerning such Third Party Claim.

              (b) If the Indemnification Claim involves a Third Party Claim the procedures set forth in Section 16.5 hereof will be observed by the Indemnitee and Indemnitor.

              (c) If the Indemnification Claim involves a matter other than a Third Party Claim, the Indemnitor will have ten (10) days to object to such Indemnification Claim by delivery of a written notice of such objection to Indemnitee specifying to the extent reasonable given the information available to Indemnitor the basis for such objection. Failure to timely so object will constitute acceptance of the Indemnification Claim by the Indemnitor and the Indemnification Claim will be paid in accordance with Section 17.4(d). If any objection is timely interposed by the Indemnitor and the dispute is not resolved within fifteen (15) days from the date Indemnitee receives such objection, such dispute will be resolved by litigation, arbitration or mediation, at the preference of the parties.

              (d) Upon determination of the amount of an Indemnification Claim (including a Third Party Claim), whether by agreement between Indemnitor and Indemnitee, by an arbitration award or otherwise, Indemnitor will pay the amount of such Indemnification Claim within ten (10) days of the date such amount is determined.

17.5   Defense of Third Party Claims.

              (a) Should any Third Party Claim be made, the obligations and liabilities of the parties with respect to such Third Party Claim will be subject to this Section 17.5.

              (b) Within a reasonable time (i.e., such time as will not prejudice the contest, defense, litigation, or settlement of a Third Party Claim) following the receipt of notice of a Third Party Claim, the party receiving the notice of the Third Party Claim will (i) notify the other party of its existence setting forth in writing and with reasonable specificity the facts and circumstances of which such party has received notice, and (ii) if the party giving such notice is an Indemnitee, specify in writing the basis hereunder upon which the Indemnitee's claim for indemnification is asserted and tendering defense of the Third Party Claim to Indemnitor.

              (c) If the defense of a Third Party Claim is so tendered and within ten (10) day thereafter such tender is accepted without qualification by the Indemnitor as evidenced by written notice to Indemnitee, then, except as provided below, the Indemnitee will not, and the Indemnitor will, have the right to contest, defend, litigate and settle such Third Party Claim. The Indemnitee will have the right to be represented by counsel of its own choice and at Indemnitee's expense to participate in any contest, defense, litigation or settlement conducted by the Indemnitor; provided that the Indemnitee will be entitled to reimbursement therefor if the Indemnitor loses is right to contest, defend, litigation and settle the Third Party Claim as provided below. Notwithstanding the preceding provisions of this Section 17.5, if the Third Party Claim is asserted against both of Indemnitor and Indemnitee and representation of both of them by the same counsel would be inappropriate due to actual or potentially differing interests between them, Indemnitee shall be entitled to retain the right to contest, defend or litigate such Third Party Claim as it relates to Indemnitee and will have the exclusive right, in its discretion exercised in good faith, and with the advice of counsel, to settle any such matter as it related to Indemnitee, either before or after the initiation of litigation, at such time and upon such terms as it deems fair and reasonable, provided that at least ten
                     (10) days prior to any such settlement, written notice of its intention to settle will be given to the Indemnitee. If, pursuant to the preceding sentence, the Indemnitee so contests, defends, litigates or settles a Third Party Claim, the Indemnitee will be reimbursed by the Indemnitor for the reasonable attorneys' fees and other expenses of defending, contesting, litigating and/or settling the Third Party Claim which are incurred from time to time, promptly following the presentation to the Indemnitor of itemized bills for such attorneys' fees and other expenses.

              (d) The Indemnitor will lose its right to contest, defend, litigate and settle the Third Party Claim if it fails to diligently contest the Third Party Claim (except in connection with a settlement thereof in accordance with the terms hereof). So long as the Indemnitor has not lost its right to defend, contest, litigate and settle as herein provided, the Indemnitor will have the exclusive right to contest, defend and litigate the Third Party Claim and will have the exclusive right, in its discretion exercised in good faith, and with the advice of counsel, to settle any such matter, either before or after the initiation of litigation, at such time and upon such terms as it deems fair and reasonable, provided that at least ten (10) days prior to any such settlement, written notice of its intention to settle will be given to the Indemnitee.

              (e) All expenses (including without limitation attorneys' fees and expenses) incurred by the Indemnitor in connection with the foregoing will be paid by the Indemnitor.

              (f) No failure by an Indemnitor to acknowledge in writing its indemnification obligations under this Section 17 will relieve it of such obligations to the extent they exist. If an Indemnitee is entitled to indemnification against a Third Party Claim, and the Indemnitor fails to accept or assume the defense of a Third Party Claim pursuant to
                     Section 17.5(c), or if, in accordance with the foregoing, the Indemnitor loses its right to contest, defend, litigate and settle such a Third Party Claim, the Indemnitee will have the right, without prejudice to its right of indemnification hereunder, in its discretion exercised in good faith, and upon the advice of counsel, to contest, defend and litigate such Third Party Claim, and may, in its discretion exercised in good faith, and with the advice of counsel, settle such Third Party Claim, either before or after the initiation of litigation, at such time and upon such terms as it deems fair and reasonable, provided that at least ten (10) days prior to any such settlement, written notice of its intention to settle is given to the Indemnitor. If, pursuant to this Section 17.5(f), the Indemnitor so contests, defends, litigates or settles a Third Party Claim for which it is entitled to indemnification hereunder, the Indemnitee will be reimbursed by the Indemnitor for the reasonable attorneys' fees and other expenses of defending, contesting, litigating and/or settling the Third Party Claim which are incurred from time to time, promptly following the presentation to the Indemnitor of itemized bills for such attorneys' fees and other expenses.

17.6   Limitations.

              (a) All notices of Loss must be delivered to the Indemnitor prior to expiration of the two year period for the warranties and representations as set forth in Section 15 hereof.

              (b) The remedies provided in this Section 17 are in addition to, and not in derogation of, any statutory, equitable, or common law remedy any party may have for breach of any representation, warranty, covenant or agreement set forth in this Agreement.

              (c) Notwithstanding anything else to the contrary, Seller shall be liable as an Indemnitee only if the aggregate Losses exceed $30,000.

18.    TRANSACTION EXPENSES.

18.1 Except as provided in Section 18.2, all expenses incurred by the parties in connection with or related to the authorization, preparation, negotiation and consummation of this Agreement and the agreements, documents or instruments contemplated hereby will be borne solely by the party which has incurred the same.

18.2 Buyer shall be responsible for any and all recordation charges, transfer taxes, or other fees required for transfer of the Acquired Assets.

19.    MISCELLANEOUS.

19.1 Notice. All notices, requests, demands and other communications hereunder will be in writing and will be deemed given and received (a) on the date of delivery when delivered by and or when transmitted by confirmed simultaneous telecopy, (b) on the following business day when sent by receipted overnight courier, or (c) five (5) business days after deposit in the United States Mail when mailed by registered or certified mail, return receipt requested, first class postage prepaid, when addressed as set forth below:

                                           Roy Ettlinger
                                Buyer:     Universal Health Services, Inc.
                                           49 Robinwood Avenue
                                           Boston, Massachusetts 02130-2156

                                Copy to:   Bruce Gilbert, ESQ.
                                           General Counsel
                                           Universal Health Services, Inc.
                                           367 South Gulph Road
                                           P.O. Box 61958
                                           King of Prussia, PA 19406-0958

                                Sellers:   MHM Extended Care Services, Inc.
                                           8000 Towers Crescent Drive, Suite 810
                                           Vienna, Virginia 22182

       Any party may change the address to which notices are to be sent to it by giving written notice of such change of address to the other party in the manner above provided for giving notice.

19.2 Assignment: Binding Effect. This Agreement may not be assigned by any of the parties hereto without the prior written consent of the other parties hereto, provided that Buyer may assign its rights hereunder to any entity majority ownership of which is held by Buyer or the owners of Buyer, so long as Buyer remains obligated for performance of Buyer's obligations hereunder. This Agreement will be binding upon the parties hereto and their respective heirs, successors and permitted assigns.

19.3 Headings: Exhibits and Schedules. The Section, Subsection and other headings in this Agreement are inserted solely as a matter of convenience and for reference, and are not a part of this Agreement. The Exhibits and Schedules attached hereto are a material part of this Agreement and are incorporated herein by this reference.

19.4 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one counterpart has been signed by each party and delivered to the other party hereto.

19.5 Integration of Agreement. This Agreement supersedes all prior agreements, oral and written, between the parties hereto with respect to the subject matter hereunder.

Neither this Agreement, nor any provision hereof, may be changed, waived, discharged, supplemented or terminated orally, but only by an agreement in writing signed by the party against which the enforcement of such change, waiver, discharge or termination is sought.

19.6   Time of Essence. Time is of the essence in this Agreement.

19.7 Governing Law. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of Massachusetts as applied to contracts executed and performed wholly within that State.

19.8 Partial Illegality or Unenforceability. Wherever possible, each provision hereof will be interpreted in such manner as to be effective under applicable law, but in case any one or more of the provisions contained herein will, for any reason, be held to be illegal or unenforceable in any respect, such illegality or Unenforceability will not affect any other provisions of this Agreement, and this Agreement will be construed as if such illegal or unenforceable provision or provisions had never been contained herein unless the deletion or such provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

19.9 Singular or Plural. All defined terms used herein will have the same meaning, whether used in the singular or plural form, unless the context clearly requires otherwise.

19.10 "Person". The term "person" will be broadly interpreted to include, without limitation, any corporation, partnership, association, limited liability company, other association, trust or individual.

19.11 "Best Efforts". The use of the term "best efforts" herein will in no event require any party to (a) expend funds which are not commercially reasonably in relation to the transactions contemplated hereby or (b) take, or cause to be taken, any action which would have a material adverse effect with respect to it.

19.12 "Including". Whenever the term "including" is used in this Agreement, it will mean "including, without limitation," (whether or not such language is specifically set forth) and will not be deemed to limit the range of possibilities of those items specifically enumerated.

19.13 No Third Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any person other than the parties and their respective heirs, successors and permitted assigns.

19.14 Post Closing Control and Rights. To the extent a claim or cause of action arises after the Closing Date relating to the contracts and agreements assumed by Buyer pursuant to this Agreement, Seller shall upon request of Buyer and at Buyer's sole cost and expense, exert all rights Seller may have pursuant to Seller's contracts or agreements on behalf of and to the benefit of the Buyer".

The parties have executed this Agreement as of this 31 day of December, 1998.

                                             BUYER:

                                             ARBOUR ELDER SERVICES, INC.

                                             By: [SIG]
                                                --------------------------------

                                             Title: CEO
                                                   -----------------------------

                                             SELLERS:

                                             MHM EXTENDED CARE SERVICES, INC.

                                             By: [SIG]
                                                --------------------------------

                                             Title: President
                                                   -----------------------------


                                             MHM SERVICES, INC.

                                             By: [SIG]
                                                --------------------------------

                                             Title: President
                                                   -----------------------------

                            GUARANTEE OF PERFORMANCE

       Universal Health Services, Inc. ("Universal") joins in this Agreement for the sole purpose of guaranteeing the performance by its wholly-owned subsidiary, Arbour Elder Services, Inc., if all of Buyer's obligations hereunder. In consideration of Seller entering into this Agreement with Buyer, and acknowledging this Agreement with Buyer is of benefit to Universal, Universal hereby agrees to indemnify and hold harmless Seller from and against any damages, costs, and expenses (including legal fees) suffered or Incurred by Seller as a result of any breach or failure of performance by Buyer of any of Buyer's obligations under this Asset Purchase Agreement.





                                             UNIVERSAL HEALTH SERVICES, INC.

                                             By: [SIG]
                                                --------------------------------

                                             Title: V/P
                                                   -----------------------------

                         [MHM SERVICES, INC. LETTERHEAD]


                                List of Schedules
                              for Arbour Agreement

Schedule                                      Title
--------                                      -----

1.1                                     Excluded Assets
1.2                                     Acquired Assets
2.2                                     Allocation of purchase price
5.2                                     Acquired assets not owned ("None")
5.5                                     Financial Statements provided (Arbour
                                        should identify)
5.6                                     After 8/30/98 Material changes,
                                        transactions not ordinary course, etc.
                                        (See para 5.6). (Response should list
                                        audits)
5.7                                     Debts or liabilities not disclosed in
                                        financial statements (None?)
5.8                                     Tax assessments, claims, audits,
                                        disputes (None?)
5.10                                    All employment contracts, consulting
                                        agreements, collective bargaining
                                        agreements (should include
                                        independent contractor agreements)
5.11                                    All insurance policies
5.12                                    Litigation, threatened claims,
                                        government investigations (include
                                        audits)
                                        Buyer not assuming there contractor
8.6 See 1.2                             Form of non-compete
8.6(a) See 1.2                          List of those who have signed
                                        Form 8.6
9.0                                     Clinicion agreements/
                                        Percentage of Business

                                  SCHEDULE 1.1
                                 EXCLUDED ASSETS



CASH
CASH EQUIVALENTS
ACCOUNTS RECEIVABLE
LEASES AND REAL PROPERTY
MCLEAN MANAGEMENT CONTRACT
MEDICARE/MEDICAID PROVIDER NUMBERS AND AGREEMENTS
MEDICAL RECORDS

                                  SCHEDULE 1.2
                                 ACQUIRED ASSETS




(2) EQUIPMENT (SEE ATTACHED LIST)

(1) NURSING HOME CONTRACTS (SEE ATTACHED LIST)

(1) CLINICAL AGREEMENTS (SEE ATTACHED LIST)

(1) NON-COMPETE (SEE ATTACHED LIST)

(1) SCHOOL CONTRACTS (SEE ATTACHED LIST)

(1) CLINIC LICENSES

                                  SCHEDULE 1.2
                                 ACQUIRED ASSETS
                       EQUIPMENT INVENTORY/TAUNTON OFFICE




DESK - 12
COMPUTERS - 1, 1 BROKEN
4 DRAWER FILING CABINET - 11
2 DRAWER FILING CABINET - 2
MOBILE FILE UNDER DESK DRAWERS - 2
UPHOLSTERED CHAIRS - 10
DESK CHAIRS - 9
STACKING CHAIRS (UPHOLSTERED) - 17
REFRIGERATOR - 1
CONFERENCE TABLE - 1
ROUND TABLE - 1
BOOK SHELVES - 2
FORM ORGANIZER - 1
COFFEE TABLE - 1
BULLETIN BOARDS - 6
LAMPS - 1
DRY - ERASE BOARDS - 2
COMPUTER WORKSTATION - 3
PRINTERS - 3, 2 ARE BROKEN
STORAGE CABINET - 1
FAX MACHINE - 1
COPIER - 1
TYPEWRITER - 1
PAPER SHREDDER - 1
MOBILE DROP-LEAF STAND - 1

                                  SCHEDULE 1.2
                                 ACQUIRED ASSETS

                      EQUIPMENT INVENTORY/CAMBRIDGE OFFICE



Banquet Folding Table                                  1
Book case (2 shelves)                                  2
Bookshelves                                            11
Bulletin Board                                         8
Coat Rack (Metal)                                      1
Coffee Table                                           1
Computer (Monitor Only)                                2
Computers (Keyboard, Monitor, Tower Unit)              12
Conference Tables (Round and Oblong)                   2
Desk Chairs                                            24
Desks                                                  25
Display Booth                                          1
End Tables                                             3
Fax Machines                                           3
File Cabinet (2 drawers)                               23
File Cabinet on wheels(small)                          1
File Cabinets (4 drawer)                               49 (40 used for Medical Records)
Folding Chairs                                         3
Large Storage Units(5 shelves)(2 plastic, 1 metal)     3
Laser Printer (Large)                                  1
Laser Printer (Small)                                  1
Metal Stacking Chairs                                  32
Microwave Oven                                         1
Postage Meter                                          1
Printer Table                                          2
Printers (dot matrix)                                  3
Side Table                                             3
Storage Unit (4 drawers)                               4
Storage Unit (2 drawer)                                6
Upholstered chairs                                     23
Wooden Storage Unit                                    1
Work Station (2 shelves)                               6
Work Station (6 shelves)                               1
                                                       2

                                  SCHEDULE 1.2
                                ACQUIRED ASSETS


                                                                    OPENHOM                                             12/30/98
----------------------------------------------------------------------------------------------------------
Home                                                        Street                    City      Stat  Zip
----------------------------------------------------------------------------------------------------------
Abbot House                                    28 Essex Street                  Lynn            MA   01902
----------------------------------------------------------------------------------------------------------
Aberjona Nursing Center                        184 Swanton Street               Winchester      MA   01890
----------------------------------------------------------------------------------------------------------
Acton Adult Day Care                                                            Concord         MA
----------------------------------------------------------------------------------------------------------
Ashmere Manor NH                               229 George Schnopp Road          Hinsdale        MA   01235
----------------------------------------------------------------------------------------------------------
Avery Manor                                    100 West Street                  Needham         MA   02194
----------------------------------------------------------------------------------------------------------
Bartlett Manor RH                              180 Summer Street                Malden          MA   02148
----------------------------------------------------------------------------------------------------------
Beaumont Rehabilitation                        3 Vision Drive                   Natick          MA   01760
----------------------------------------------------------------------------------------------------------
Blueberry Hill Healthcare                      75 Brimbal Avenue                Beverly         MA   01915
----------------------------------------------------------------------------------------------------------
Bolton Manor NH                                400 Bolton Street                Marlborough     MA   01752
----------------------------------------------------------------------------------------------------------
Bourne Manor                                   146 MacArthur Blvd               Bourne          MA   02532
----------------------------------------------------------------------------------------------------------
Brittany Conv. Home                            168 West Central Street          Natick          MA   01760
----------------------------------------------------------------------------------------------------------
Brookhaven at Lexington                        1010 Waltham Street              Lexington       MA   02173
----------------------------------------------------------------------------------------------------------
Buchanan Nursing Home                          190 Summer Street                Malden          MA   02148
----------------------------------------------------------------------------------------------------------
Cambridge Outpatient Clinic                    23 East Street                   Cambridge       MA   02141
----------------------------------------------------------------------------------------------------------
Cantabridgia Health Care                       195 Prospect Street              Cambridge       MA   02139
----------------------------------------------------------------------------------------------------------
Care Matrix of Dedham                          10 Care Matrix Drive             Dedham          MA   02026
----------------------------------------------------------------------------------------------------------
Carleton-Williard Village                      100 Old Billerica Road           Bedford         MA   01730
----------------------------------------------------------------------------------------------------------
Carlyle Nursing & Rehab. Ctr.                  342 Winter Street                Framingham      MA   01702
----------------------------------------------------------------------------------------------------------
Catholic Memorial Home                         2446 Highland Avenue             Fall River      MA   02720
----------------------------------------------------------------------------------------------------------
Charlesgate Manor Conv. Home                   590 Main Street                  Watertown       MA   02172
----------------------------------------------------------------------------------------------------------
Chelsea Jewish N H                             17 Lafayette Street              Chelsea         MA   02150
----------------------------------------------------------------------------------------------------------
Clark House Nursing Center                     30 Longwood Drive                Westwood        MA   02090
----------------------------------------------------------------------------------------------------------
COC - Bay View                                 26 Sturgis Street                Winthrop        MA   02152
----------------------------------------------------------------------------------------------------------
COC - Berkshire                                360 West Housatonic Street       Pittsfield      MA   01201
----------------------------------------------------------------------------------------------------------
COC - Westfield                                60 East Silver Street            Westfield       MA   01085
----------------------------------------------------------------------------------------------------------
Cohen, Florence, Levine Estates                201 Captain's Row                Chelsea         MA   02150
----------------------------------------------------------------------------------------------------------
Coolidge House                                 30 Webster Street                Brookline       MA   02146
----------------------------------------------------------------------------------------------------------
Cooperative Elder Services, Inc (Burlington)   37-B Street                      Burlington      MA   01803
----------------------------------------------------------------------------------------------------------
Courtyard Nursing Care Ctr                     200 Governor's Ave               Medford         MA   02155
----------------------------------------------------------------------------------------------------------
East Longmeadow NH                             305 Maple Street                 East Longmead   MA   01028
----------------------------------------------------------------------------------------------------------
Edgecombe Nursing Home                         40 Sunset Avenue                 Lenox           MA   02140
----------------------------------------------------------------------------------------------------------
Elder Services Plan PACE Program, (Brighton)   320 Washington Street            Brighton        MA   02135
----------------------------------------------------------------------------------------------------------
Elder Services Plan PACE Program, (Jamaica P   555 Amory Street                 Jamaica Plain   MA   02146
----------------------------------------------------------------------------------------------------------
Emerson Convalescent                           59 Coolidge Hill Road            Watertown       MA   02172
----------------------------------------------------------------------------------------------------------
FairHaven Nursing Home                         476 Varnum Avenue                Lowell          MA   01854
----------------------------------------------------------------------------------------------------------
German Home RH                                 374 Howard Street                Lawrence        MA   01841
----------------------------------------------------------------------------------------------------------
Glen Ridge NCC                                 Hospital Road                    Malden          MA   02148
----------------------------------------------------------------------------------------------------------
Goddard House                                  210-205 South Huntington Ave     Jamaica Plain   MA   02130
----------------------------------------------------------------------------------------------------------
Goddard House Asst. Living                     165 Chestnut street              Brookline       MA   02146
----------------------------------------------------------------------------------------------------------

                                  SCHEDULE 1.2
                                ACQUIRED ASSETS


                                                                    OPENHOM                                             12/30/98
----------------------------------------------------------------------------------------------------------
Home                                                        Street                    City      Stat  Zip
----------------------------------------------------------------------------------------------------------
Great Barrington Rehab                         148 Maple Avenue                 Great Barringto MA   01230
----------------------------------------------------------------------------------------------------------
Greenwood Nursing Home                         90 Greenwood Street              Wakefield       MA   01880
----------------------------------------------------------------------------------------------------------
Hale House RH                                  273 Clarendon Street             Boston          MA   02116
----------------------------------------------------------------------------------------------------------
Hallmark Nursing Home                          1123 Rockdale Ave                New Bedford     MA   02740
----------------------------------------------------------------------------------------------------------
Hammersmith House NCC                          73 Chestnut Street               Saugus          MA   01906
----------------------------------------------------------------------------------------------------------
Harrington House                               160 Main Street                  Walpole         MA   02081
----------------------------------------------------------------------------------------------------------
Hathaway Manor                                 863 Hathaway Road                New Bedford     MA   02740
----------------------------------------------------------------------------------------------------------
Holyoke Nursing Home                           1913 Northampton Street          Holyoke         MA   01040
----------------------------------------------------------------------------------------------------------
Island Terrace NH                              57 Long Point Road               Lakeville       MA   02347
----------------------------------------------------------------------------------------------------------
Jesmond Nursing Home                           271 Nahant Road                  Nahant          MA   01908
----------------------------------------------------------------------------------------------------------
Jewish Rehab Center                            300 Paradise Road                Swampscott      MA   01907
----------------------------------------------------------------------------------------------------------
Kimwell Nursing                                495 New Boston Road              Fall River      MA   02720
----------------------------------------------------------------------------------------------------------
Life Care Center                               80 Boston Road                   N. Billerica    MA   01862
----------------------------------------------------------------------------------------------------------
Lynn Convalescent Home                         655 Boston Street                Lynn            MA   01905
----------------------------------------------------------------------------------------------------------
Lynn Public Medical Institute                  179 Holyoke Street               Lynn            MA   01905
----------------------------------------------------------------------------------------------------------
Mary Immaculate Nursing                        172 Lawrence Street              Lawrence        MA   01841
----------------------------------------------------------------------------------------------------------
Meadow Green NH                                45 Woburn Street                 Waltham         MA   02154
----------------------------------------------------------------------------------------------------------
Meadowood Nursing Home                         573 Granby Road                  South Hadley    MA   01075
----------------------------------------------------------------------------------------------------------
Milton Healthcare Facility                     1200 Brush Hill Road             Milton          MA   02186
----------------------------------------------------------------------------------------------------------
Mt. Pleasant Rest Home                         301 South Huntington Avenue      Jamaica Plain   MA   02130
----------------------------------------------------------------------------------------------------------
Neponset Circle                                35-45 Coffey Street              Dorchester      MA   02122
----------------------------------------------------------------------------------------------------------
Newton-Wellesley                               694 Worcester Street             Wellesley       MA   02181
----------------------------------------------------------------------------------------------------------
Nichols House Nursing Home                     184 Main Street                  Fairhaven       MA   02719
----------------------------------------------------------------------------------------------------------
Northampton Nursing Home                       737 Bridge Road                  Northampton     MA   01060
----------------------------------------------------------------------------------------------------------
Olympus Healthcare Ctr                         1350 Main Street                 Worcester       MA   01603
----------------------------------------------------------------------------------------------------------
Olympus Specialty                              1400 State Street                Springfield     MA   01109
----------------------------------------------------------------------------------------------------------
Our Ladys Haven                                71 Centre Street                 Fairhaven       MA   02719
----------------------------------------------------------------------------------------------------------
Park Avenue Nursing Home                       146 Park Avenue                  Arlington       MA   02174
----------------------------------------------------------------------------------------------------------
Pilgrim Rehabilitation                         95 Forest Street                 Peabody         MA   01960
----------------------------------------------------------------------------------------------------------
Providence House NH                            84 Chapin Street                 Southbridge     MA   01550
----------------------------------------------------------------------------------------------------------
Quaboag on the Common                          47 East Main Street              West Brookfiel  MA   01585
----------------------------------------------------------------------------------------------------------
Rainbow Nursing Home                           210 Lowell Street                Peabody         MA   01960
----------------------------------------------------------------------------------------------------------
Rogerson Communities                           434 Jamaicaway                   Boston          MA   02130
----------------------------------------------------------------------------------------------------------
Sacred Heart Nursing Home                      359 Summer Street                New Bedford     MA   02740
----------------------------------------------------------------------------------------------------------
Sancta Maria Nursing Facility                  799 Concord Ave                  Cambridge       MA   02138
----------------------------------------------------------------------------------------------------------
Sherrill House                                 135 Huntington Avenue            Jamaica Plain   MA   02130
----------------------------------------------------------------------------------------------------------
Southpoint Rehabilitation                      100 Amity Street                 Fall River      MA   02721
----------------------------------------------------------------------------------------------------------
Springside of Pittsfield                       255 Lebanon Ave                  Pittsfield      MA   01201
----------------------------------------------------------------------------------------------------------
Stephen Caldwell Memorial                      16 Green Street                  Ipswich         MA   01938
----------------------------------------------------------------------------------------------------------

                                  SCHEDULE 1.2
                                ACQUIRED ASSETS


                                                                    OPENHOM                                             12/30/98
----------------------------------------------------------------------------------------------------------
Home                                                        Street                    City      Stat  Zip
----------------------------------------------------------------------------------------------------------
Sunny Acres Nursing Home                       254 Billerica Road               Chelmsford      MA   01824
----------------------------------------------------------------------------------------------------------
SunRise Care - Beverly                         265 Essex Street                 Beverly         MA   01915
----------------------------------------------------------------------------------------------------------
SunRise Care - Brighton                        142 Bigelow Street               Brighton        MA   02135
----------------------------------------------------------------------------------------------------------
SunRise Care - Broadway                        281 Broadway                     Methuen         MA   01844
----------------------------------------------------------------------------------------------------------
SunRise Care - Brookline                       99 Park Street                   Brookline       MA   02146
----------------------------------------------------------------------------------------------------------
SunRise Care - Colonial Heights                555 South Union Street           Lawrence        MA   01843
----------------------------------------------------------------------------------------------------------
SunRise Care - Concord                         578 Old Rd. to Nine Acre Corner  Concord         MA   01742
----------------------------------------------------------------------------------------------------------
SunRise Care - East Longmeadow                 135 Benton Drive                 East Longmead   MA   01028
----------------------------------------------------------------------------------------------------------
SunRise Care - Fall River                      170 Oak Grove                    Fall River      MA   02723
----------------------------------------------------------------------------------------------------------
SunRise Care - Glenwood                        557 Varnum Avenue                Lowell          MA   01854
----------------------------------------------------------------------------------------------------------
SunRise Care - Holyoke                         260 East Hampton Road            Holyoke         MA   01040
----------------------------------------------------------------------------------------------------------
SunRise Care - Lexington                       178 Lowell Street                Lexington       MA   02173
----------------------------------------------------------------------------------------------------------
SunRise Care - Lowell                          19 Varnum Street                 Lowell          MA   01850
----------------------------------------------------------------------------------------------------------
SunRise Care - Milford                         10 Veterans Memorial Drive       Milford         MA   01757
----------------------------------------------------------------------------------------------------------
SunRise Care - Millbury                        81 Chatham Street                Worcester       MA   01609
----------------------------------------------------------------------------------------------------------
SunRise Care - New Bedford                     221 Fitzgerald Drive             New Bedford     MA   02745
----------------------------------------------------------------------------------------------------------
SunRise Care - Newton                          2101 Washington Street           Newton          MA   02162
----------------------------------------------------------------------------------------------------------
SunRise Care - North Reading                   134 North Street                 North Reading   MA   01864
----------------------------------------------------------------------------------------------------------
SunRise Care - Northampton                     548 Elm Street                   Northampton     MA   01060
----------------------------------------------------------------------------------------------------------
SunRise Care - Northshore                      70 Granite Street                Lynn            MA   01901
----------------------------------------------------------------------------------------------------------
SunRise Care - Peabody Glen                    199 Andover Street               Peabody         MA   01960
----------------------------------------------------------------------------------------------------------
SunRise Care - Randolph                        49 Thomas Patten Drive           Randolph        MA   02368
----------------------------------------------------------------------------------------------------------
SunRise Care - Town Manor                      55 Lowell Street                 Lawrence        MA   01841
----------------------------------------------------------------------------------------------------------
SunRise Care - Weymouth                        64 Performance Drive             Weymouth        MA   02189
----------------------------------------------------------------------------------------------------------
SunRise Care - Wilmington                      750 Woburn Street                Wilmington      MA   01887
----------------------------------------------------------------------------------------------------------
SunRise Care - Wood Mill                       800 Essex Street                 Lawrence        MA   01841
----------------------------------------------------------------------------------------------------------
Taunton Outpatient Clinic                      30 Taunton Green Street          Taunton         MA   02780
----------------------------------------------------------------------------------------------------------
Waban Health & Rehab. Inc.                     22 Kinmonth Road                 Newton          MA   02468
----------------------------------------------------------------------------------------------------------
Walden House                                   785 Main Street                  Concord         MA   01742
----------------------------------------------------------------------------------------------------------
Wellesley Health & Rehab                       678 Worcester Road               Wellesley       MA   02181
----------------------------------------------------------------------------------------------------------
Wentworth Nursing Care Center                  500 Wentworth Avenue             Lowell          MA   01852
----------------------------------------------------------------------------------------------------------
Whitney Place                                  3 Vision Drive                   Natick          MA   01760
----------------------------------------------------------------------------------------------------------
Willowood of Great Barrington                  151 Christian Hill Road          Great Barringto MA   01230
----------------------------------------------------------------------------------------------------------
Willowood of Pittsfield                        169 Valentine Road               Pittsfield      MA   01201
----------------------------------------------------------------------------------------------------------
Winchester Nursing Center                      223 Swanton Street               Winchester      MA   01890
----------------------------------------------------------------------------------------------------------
Wingate at Brighton                            100 N. Beacon Street             Brighton        MA   02134
----------------------------------------------------------------------------------------------------------
Wingate at Sudbury                             136 Boston Post Road             Sudbury         MA   01776
----------------------------------------------------------------------------------------------------------
Woburn Nursing Home                            18 Frances Street                Woburn          MA   01801
----------------------------------------------------------------------------------------------------------

                                  Schedule 1.2
                                 Acquired Assets
                  Clinical Agreements and non-compete agreements
                            List of Signed Agreements


Ackerman, Ted                  Melnick, Barry
Barsky, Susan                  Merl, Lynne M.
Belozersky, Irene              Minalga, Mary
Benner, Sharon                 Mondale, Jason
Berkshire Medical Center       Moore, Nancy
Berlin, Joan                   Needles, Douglas
Brown, Alan                    Nestelbaum, Zamir
Cabezas, Thomas                Noah, Deborah Lee
Camerlengo, Susan              Owens, Honora E.
Carlson, Christie M.           Piafsky, Lynne
Cohen, Lewis                   Postlethwaite, Joan
Crenshaw, Bradley              Reich, Faye
Cutler, Mark                   Richter, Cwira
Donahue, Jacqueline            Riley, Douglas C.
Farrington, Lee                Roos, Patricia E.
Fraser-Dexter, Linda           Rusnak, Stanley
Fink, Carla                    Ruyle, Jeanette
Fishbein, Leslie               Saba, Marie L
Gerhard, Frederick             Scheinan, Wendy
Graesser, Susan                Schwarz, Rachel
Hass, Howard                   Scorzelli, James
Hammond, David                 Seppelin, Martetta
Hardney, Sylvia                Spadola, Madeline
Hill, Phillip                  Tarquino, Ernest
Hynick, Timothy                Trikha, Anjana
Ingraham, Merle                Van Zoeren, Barbara
Israel, Joshua                 Vernick, Shelia
Janney, Peter                  Wallace, Mary
Jones, David                   Wasserman, Charles
Kalina, Lizabeth               Weisberger, Charles
Katis, Mary                    Weiner, Rhonda
Knight, William                Wilson-Everett, Andrea
Laferney, Michael              Yaloff, Beverly
LeBar, Jill                    Young, Ruth C.
Longo, Richard                 Zieff, Eric
Looper, John
Maiman, Ellen
Martin, Luz M.
McMurtry, Douglas

                                  Schedule 1.2
                                   Non-compete
                            List of Signed Agreements


Abrahamson, Erika
Benner, Sharon
Brykman, Gail
Chow, Michael
Creditor, Susan
Cuasay, Catherine
Fagan, Susan
Fessler, Susan
Hynick, Timothy
Janney, Peter
Machell, Stephanie
Peach, Kimberly
Piafsky, Lynn
Ralph, Jennifer
Reich, Faye
St. George, Genevieve
Tamulevich, Jane
Tarquino, Ernest
Van Zoeren, Barbara
Von Wittenbergh, Ron
Wallace, Mary Ann
Wintle, Carol

also being assigned herein are all non-compete agreements and/or covenents related to all clinical services in Massachusetts.

    School Based Activity Referral Sources - Kim Tamaren           12/30/98


------------------------------ -------------------- ------------ ---- ------ --------------- ----------------------  ---------------
        Organization Name           Address               City      Stat Postal     Work #            Contact            Clinician
------------------------------ -------------------- ------------ ---- ------ --------------- ----------------------  ---------------
Bates Elementary               426 Beech St.        Roslindale    MA   02131  (617) 635-8064  Sylvia Pittman         K-Payne, C.
------------------------------ -------------------- ------------- ---- ------ --------------- ---------------------- ---------------
Bradley Elementary             110 Beachview Rd.    E. Boston     MA   02128  (617) 635-8422  Catherine O'Brien      Wintle, C
------------------------------ -------------------- ------------- ---- ------ --------------- ---------------------- ---------------
Conley Elementary              450 Poplar St.       Roslindale    MA   02131  (617) 635-8099  Leah Sharkley
------------------------------ -------------------- ------------- ---- ------ --------------- ---------------------- ---------------
Dever Elementary               325 Mount Vernon St. Dorchester    MA   02125  (617) 635-8694  Peg Handraham          Falkoff & K-Pay
------------------------------ -------------------- ------------- ---- ------ --------------- ---------------------- ---------------
Guild Elementary               195 Leydon St.       E. Boston     MA   02128  (617) 635-8523  Simon Ho               Wintle, C
------------------------------ -------------------- ------------- ---- ------ --------------- ---------------------- ---------------
Manning Elementary             130 Louders Lane     Jamaica Plain MA   02130  (617) 635-8102  Mrs. Walker            Wintle, C
------------------------------ -------------------- ------------- ---- ------ --------------- ---------------------- ---------------
McCormack Middle               315 Mount Vernon     Dorchester    MA   02125  (617) 635-8657  Karen Mallory          Chow & Cuasa
------------------------------ -------------------- ------------- ---- ------ --------------- ---------------------- ---------------
Roosevelt Elementary *on hold  95 Needham St.       Hyde Park     MA   02136  (617) 635-8676  Mr. McLean
------------------------------ -------------------- ------------- ---- ------ --------------- ---------------------- ---------------
Shaw Middle                    20 Mt. Vernon St.    West Roxbury  MA   02132  (617) 635-8050  Mrs. Camerson
------------------------------ -------------------- ------------- ---- ------ --------------- ---------------------- ---------------
Sumner Elementary              15 Basile St.        Roslindale    MA   02131  (617) 635-8131  Mr. Shay - Principal   K-Payne + Abr
------------------------------ -------------------- ------------- ---- ------ --------------- ---------------------- ---------------
Warren-Prescott Elementary     50 School St.        Charlestown   MA   02129  (617) 635-8346  Dr. Amara - Principal  Machell, S
------------------------------ -------------------- ------------- ---- ------ --------------- ---------------------- ---------------
Washington Irving Middle       114 Cummins Hwy      Roslindale    MA   02131  (617) 635-8072  Nancy Lee              Herber + Cuas
------------------------------ -------------------- ------------- ---- ------ --------------- ---------------------- ---------------
Wheatley Middle                20 Kearsarge Ave.    Roxbury       MA   02121  (617) 635-8165  Gloria Di Angelis      K-Payne, C.
------------------------------ -------------------- ------------- ---- ------ --------------- ---------------------- ---------------
Mayflower                      Mayflower Ave.       Middleboro    MA   02346  (508) 946-2033  Bob Brown              Creditor, S
------------------------------ -------------------- ------------- ---- ------ --------------- ---------------------- ---------------
Memorial Jr. High              Main Street          Middleboro    MA   02346  (508) 946-2020  Dina Medeiros          Creditor, S
------------------------------ -------------------- ------------- ---- ------ --------------- ---------------------- ---------------
Edwards Middle                 28 Walker Street     Charlestown   MA   02129  (617) 635-8516  Maureen McGoldrick     Gerhard, F
------------------------------ -------------------- ------------- ---- ------ --------------- ---------------------- ---------------

                                  Scheduled 1.2

                                 Acquired Assets

                                School Contracts

                                  SCHEDULE 2.2



                          ALLOCATION OF PURCHASE PRICE





CONTRACTS AND GENERAL INTANGIBLES                                  $850,000
                                                                   ========

                                  SCHEDULE 5.2

                               ENCUMBERED ASSETS



                                      NONE

                                  SCHEDULE 5.5
                               FINANCIAL STATEMENTS

12/17/98                               Extended Care Services, Inc.
4:43PM                                 Extended Care Massachusetts
                                  For the Month Ending October 31, 1998


                                      TREND
                                          OCTOBER                 TOTAL
                                      -------------           -------------

NET REVENUE                             $485,046.09             $485,046.09

COST OF SERVICES
 SALARIED CLINICIAN PAY                  257,074.43              257,074.43
 CLINICIAN BENEFITS
 CONTRACTOR CLINICAL P
 COLLECTION FEES                          31,012.63               31,012.63
 INSURANCE-MALPRACTICE                     1,949.02                1,949.02
                                      -------------           -------------
  TOTAL COST OF SERVICES                 290,036.08              290,036.08

GROSS PROFIT                             195,010.01              195,010.01

GENERAL & ADMINSTRATIVE
 ADMINISTRATIVE PAYROL                    51,355.92               51,355.92
 ADMINISTRATIVE BENEFIT                    8,429.72                8,429.72
 RENT & FACILITY EXPENSE                  21,925.17               21,925.17
 FREIGHT & DELIVERY                        1,500.85                1,500.85
 OFFICE SUPPLIES                           5,670.67                5,670.67
 TRAVEL EXPENSE                            3,025.19                3,025.19
 MARKETING EXPENSE                           750.00                  750.00
 PROFESSIONAL SERVICES                     9,984.42                9,984.42
 BAD DEBT/CONTRACT ALL                   153,599.17              153,599.17
 OTHER G&A EXPENSES                        4,739.38                4,739.38
                                      -------------           -------------
  TOTAL G&A EXPENSES                     260,980.49              260,980.49

 DEPRECIATION & AMORTI                    17,947.66               17,947.66

OTHER INCOME/EXPENSE
  INTEREST INCOME
INTEREST EXPENSE                           1,162.49                1,162.49
OTHER EXPENSE                              2,390.95                2,390.95
                                      -------------           -------------
  TOTAL OTHER INCOME/E                     3,553.44                3,553.44

                                      -------------           -------------
   TOTAL ALL EXPENSES                    282,481.59              282,481.59
                                      -------------           -------------

NET INCOME/(LOSS)                        (87,471.58)             (87,471.58)
                                      =============          ==============

                                  Schedule 5.5
                              Financial Statements


                       Extended Care ______ Massachusetts
                                   Grand Total
                 For the Twelve Months Ending September 30, 1998


                              OCTOBER         NOVEMBER         DECEMBER         JANUARY         FEBRUARY
                           -------------   -------------    -------------   -------------    -------------
PSYCHOLOGY DO NOT USE
EXTENDED CARE REVENUE
EC REVENUE-PSYCHOLOGI         102,772.69      104,917.73       105,025.00       65,856.24       434,893.26
EC REVENUE-LICSW's            172,391.98      171,680.17       171,662.00       40,238.03
EC REVENUE-NURSES              45,699.10       44,126.50        44,142.00       38,487.64
EC REVENUE-COUNSELORS          37,572.53       37,199.82        37,282.00      139,541.58
EC REVENUE-PSYCHIATRIS        128,980.68      125,134.34       125,214.00       67,274.89
                           -------------   -------------    -------------   -------------    -------------
  TOTAL EXTENDED CARE         487,416.98      483,058.56       483,325.00      351,398.38       434,893.26

OP NET REVENUE-PSYCHOL          7,554.39        4,946.50         4,950.00       11,621.69
OP NET REVENUE-LICSW's         38,941.92       45,242.57        45,450.00        7,100.83
OP NET REVENUE-NURSES                                                            6,791.94
OP NET REVENUE-COUNSE          45,490.46       34,418.48        34,525,00       24,624.98
OP NET REVENUE-PSYCHIA          2,765.01        1,721.77         1,750.00       11,872.04
School Revenue
Rehab Revenue
Mental Retardation Revenue
General Revenue
                           -------------   -------------    -------------   -------------    -------------
TOTAL OUT-PATIENT RE           94,751.78       86,329.32        86,675.00       62,011.48

TOTAL REVENUE                 582,168.76      569,387.88       570,000.00      413,409.86       434,893.26


Contractual Allowances
ALLOWANCES-PSYCHOLOG
ALLOWANCES-LICSW's
ALLOWANCES-NURSES
ALLOWANCES-COUNSELO
ALLOWANCES-PSYCHIATRI
                           -------------   -------------    -------------   -------------    -------------
  TOTAL CONTRACTUAL

    % of Gross Revenue

NET REVENUE                   582,168.76      569,387.88       570,000.00      413,409.86       434,893.26

PROGRAM MANAGER                11,452.83       13,649.31        14,931.92       14,307.35        11,113.72
PSYCHOLOGISTS                  42,670.84       39,900.86        36,190.47       40,523.74        53,370.50
LICSW's                        81,038.58       86,491.48        82,737.44       79,834.38       106,281.24
CLINICAL NURSE SPECIALI        17,830.50       16,893.40        13,808.60       19,435.00        24,872.10
COUNSELORS                     15,321.96        9,362.43         9,490.20        7,959.15       (18,768.00)
PSYCHIATRISTS
EDUCATION DIRECTOR
CLINICAL ADMINISTRATIV
EDUCATION SPECIALISTS
OTHER PATIENT CARE
SALARIES
ADMINISTRATOR
ASST. ADMINISTRATOR
CO DIRECTORS                   10,724.89        6,915.95         5,224.78        5,452.45         3,721.68
MEDICAL RECORD                  3,420.39        7,046.50         6,359.55        5,885.52         4,974.60
SECRETARIAL & RECEPTIO          7,711.98        5,996.90         6,560.35        5,753.26         5,585.70
CUSTOMER SERVICE
ACCT/FINANCE
MARKETING/DEVELOP              16,563.30       15,866.91        16,725.38       12,463.33        11,552.50
BILLING & COLLECTION           20,760.44       16,532.90        15,821.02        6,336.61         6,471.48
                           -------------   -------------    -------------   -------------    -------------
Total Salaries and Wages      227,495.71      218,656.64       207,849.71      197,950.79       209,175.52

PAYROLL TAXES-FICA                                                                               20,195.64
PAYROLL TAXES-FUTA
PAYROLL TAXES-SUTA
INSURANCE-WORKER'S CO
INSURANCE-HEALTH                                                                                  3,868.68
INSURANCE-LIFE
INSURANCE-LTD
NON CLINICAL BOUNUSES
401K EXPENSE                    1,379.97        1,565.44         _,309.02        1,372.69         1,427.12
ACCRUED VACATION                                                 1,029.52      (10,657.69)
OTHER BENEFITS                 40,056.20       31,404.17        38,709.32       27,426.98         1,108.44
                           -------------   -------------    -------------   -------------    -------------
  Total Benefits               41,436.17       32,969.61        42,047.86       18,141.98        26,599.88
    % of Total Salaries             0.18            0.15             0.20            0.09             0.13

TOTAL SALARIES AND BEN        268,931.88      251,626.25       249,897.57      216,092.40       235,775.40
    % of Net Revenue                0.46            0.44             0.44            0.52             0.54

Other Clinical Services
OTHER CLINICAL SERVICES
MAINTENANCE & REPAIRS
HOUSEKEEPING
CONTRACTED CLINICAL SE
CLINICIAN ADMINISTRATIO
PSYCHOLOGISTS-1099              8,697.50        9,270.99         9,332.50       15,601.50        17,075.50
LICSW's-1099                   11,939.50       12,682.50        13,742.00       15,159.00        15,946.50
CLINICAL NURSE SPECIALIS       10,116.00        9,104.00        17,525.10       10,023.00         1,314.50
COUNSELORS-1099                16,534.50       14,239.00        19,005.25       15,578.00        11,395.00
PSYCHIATRISTS-1099             92,175.00       83,294.00       100,786.00       74,090.00        44,764.00
                           -------------   -------------    -------------   -------------    -------------
Total Billable
  Clinical Services           139,462.50      128,590.49       160,390.85      130,451.50        90,495.50
    Contracted Clin                 0.24            0.23             0.28            0.32             0.21

ADMIN. - 1099                  22,116.50       20,761.50        20,595.00       16,146.62        15,158.25
    % of Net Revenue                0.04            0.04             0.04            0.04             0.03
                           -------------   -------------    -------------   -------------    -------------
Total Other Clinical
  Services                    161,579.00      149,351.99       180,985.85      146,598.12       105,653.75

TOTAL COMPENSATION            430,510.88      400,978.24       430,883.42      362,690.89       341,429.15
    % of Net Revenue                0.74            0.70             0.76            0.88             0.79






                                  TREND
                               MARCH            APRIL             MAY             JUNE
                           -------------    -------------    -------------   -------------
PSYCHOLOGY DO NOT USE
EXTENDED CARE REVENUE
EC REVENUE-PSYCHOLOGI         592,287.48       689,494.81       655,571.94      581,584.73
EC REVENUE-LICSW's
EC REVENUE-NURSES
EC REVENUE-COUNSELORS
EC REVENUE-PSYCHIATRIS
                           -------------    -------------    -------------   -------------
  TOTAL EXTENDED CARE         592,287.48       689,494.81       655,571.94      581,584.73

OP NET REVENUE-PSYCHOL
OP NET REVENUE-LICSW's
OP NET REVENUE-NURSES
OP NET REVENUE-COUNSE
OP NET REVENUE-PSYCHIA
School Revenue
Rehab Revenue
Mental Retardation Revenue
General Revenue
                           -------------    -------------    -------------   -------------
TOTAL OUT-PATIENT RE

TOTAL REVENUE                 592,287.48       689,494.81       655,571.94      581,584.73


Contractual Allowances
ALLOWANCES-PSYCHOLOG
ALLOWANCES-LICSW's
ALLOWANCES-NURSES
ALLOWANCES-COUNSELO
ALLOWANCES-PSYCHIATRI
                           -------------    -------------    -------------   -------------
  TOTAL CONTRACTUAL

    % of Gross Revenue

NET REVENUE                   592,287.48       689,494.81       655,571.94      581,584.73

PROGRAM MANAGER
PSYCHOLOGISTS                 273,912.36       339,578.32       319,453.12      294,429.53
LICSW's
CLINICAL NURSE SPECIALI
COUNSELORS
PSYCHIATRISTS
EDUCATION DIRECTOR
CLINICAL ADMINISTRATIV
EDUCATION SPECIALISTS
OTHER PATIENT CARE
SALARIES                       52,276.75        51,145.00        49,834.19       50,669.26
ADMINISTRATOR
ASST. ADMINISTRATOR
CO DIRECTORS
MEDICAL RECORD
SECRETARIAL & RECEPTIO
CUSTOMER SERVICE
ACCT/FINANCE
MARKETING/DEVELOP
BILLING & COLLECTION
                           -------------    -------------    -------------   -------------
Total Salaries and Wages      326,189.11       390,723.32       369,297.31      345,098.79

PAYROLL TAXES-FICA             14,195.57        19,524.67        18,677.84       27,201.72
PAYROLL TAXES-FUTA
PAYROLL TAXES-SUTA
INSURANCE-WORKER'S CO                           2,160.00
INSURANCE-HEALTH
INSURANCE-LIFE
INSURANCE-LTD
NON CLINICAL BOUNUSES
401K EXPENSE
ACCRUED VACATION                1,375.75        (1,547.76)          904.71          789.26
OTHER BENEFITS                                                                    3,780.80
                                3,173.68         3,049.68         3,458.34       11,170.18
  Total Benefits           -------------    -------------    -------------   -------------
    % of Total Salaries        18,745.00        23,186.59        23,040.89       42,941.96
                                    0.06             0.06             0.06            0.12
TOTAL SALARIES AND BEN
    % of Net Revenue          344,934.11       413,909.91       392,328.20      388,040.75
                                    0.58             0.60             0.60            0.67
Other Clinical Services
OTHER CLINICAL SERVICES
MAINTENANCE & REPAIRS
HOUSEKEEPING
CONTRACTED CLINICAL SE
CLINICIAN ADMINISTRATIO
PSYCHOLOGISTS-1099
LICSW's-1099
CLINICAL NURSE SPECIALIS           (1.00)
COUNSELORS-1099
PSYCHIATRISTS-1099

Total Billable             -------------    -------------    -------------   -------------
  Clinical Services
    Contracted Clin
                                   (1.00)
ADMIN. - 1099
    % of Net Revenue

Total Other Clinical       -------------    -------------    -------------   -------------
  Services
                                   (1.00)
TOTAL COMPENSATION
    % of Net Revenue          344,933.11       413,909.91       392,328.20      388,040.75
    % of Net Revenue                0.58             0.60             0.60            0.67







                               JULY            AUGUST          SEPTEMBER        TOTAL
                           -------------   -------------    -------------   -------------
PSYCHOLOGY DO NOT USE
EXTENDED CARE REVENUE
EC REVENUE-PSYCHOLOGI         616,259.13      596,699.52       453,205.95    4,998,568.48
EC REVENUE-LICSW's                                                             555,972.18
EC REVENUE-NURSES                                                              172,455.24
EC REVENUE-COUNSELORS                                                          251,595.93
EC REVENUE-PSYCHIATRIS                                                         446,603.91
                           -------------   -------------    -------------   -------------
  TOTAL EXTENDED CARE         616,259.13      596,699.52       453,205.95    6,425,195.74

OP NET REVENUE-PSYCHOL                                                          29,072.58
OP NET REVENUE-LICSW's                                                         136,735.32
OP NET REVENUE-NURSES                                                            6,791.94
OP NET REVENUE-COUNSE                                                          139,058.92
OP NET REVENUE-PSYCHIA                                                          18,108.82
School Revenue
Rehab Revenue
Mental Retardation Revenue
General Revenue
                           -------------   -------------    -------------   -------------
TOTAL OUT-PATIENT RE                                                           329,767.58

TOTAL REVENUE                 616,259.13      596,699.52       453,205.95    6,754,963.32


Contractual Allowances
ALLOWANCES-PSYCHOLOG
ALLOWANCES-LICSW's
ALLOWANCES-NURSES
ALLOWANCES-COUNSELO
ALLOWANCES-PSYCHIATRI
                           -------------   -------------    -------------   -------------
  TOTAL CONTRACTUAL

    % of Gross Revenue

NET REVENUE                   616,259.13      596,699.52       453,205.95    6,754,963.32

PROGRAM MANAGER                                                                 65,455.13
PSYCHOLOGISTS                 326,617.33      317,840.74       240,199.15      436,383.12
LICSW's                                                                         92,839.60
CLINICAL NURSE SPECIALI                                                         23,365.74
COUNSELORS
PSYCHIATRISTS
EDUCATION DIRECTOR
CLINICAL ADMINISTRATIV
EDUCATION SPECIALISTS
OTHER PATIENT CARE
SALARIES                       56,199.26       52,825.94        53,787.61      366,738.01
ADMINISTRATOR
ASST. ADMINISTRATOR
CO DIRECTORS                                                                    32,039.75
MEDICAL RECORD                                                                  27,686.56
SECRETARIAL & RECEPTIO                                                          31,608.19
CUSTOMER SERVICE
ACCT/FINANCE
MARKETING/DEVELOP                                                               73,171.42
BILLING & COLLECTION                                                            65,922.45
                           -------------   -------------    -------------   -------------
Total Salaries and Wages      382,816.59      370,666.68       293,986.76    3,539,896.93

PAYROLL TAXES-FICA             33,815.97       16,932.46        13,958.57      162,504.44
PAYROLL TAXES-FUTA
PAYROLL TAXES-SUTA
INSURANCE-WORKER'S CO                                                           2,160.00
INSURANCE-HEALTH                                                                3,868.68
INSURANCE-LIFE
INSURANCE-LTD
NON CLINICAL BOUNUSES
401K EXPENSE
ACCRUED VACATION                1,116.39          966.16           930.00       12,588.75
OTHER BENEFITS                                                                  (5,847.37)
                                9,133.25        6,060.35         2,865.20      177,615.79
  Total Benefits           -------------   -------------    -------------   -------------
    % of Total Salaries        44,065.61       23,958.97        17,753.77      354,888.29
                                    0.12            0.06             0.06            0.10
TOTAL SALARIES AND BEN
    % of Net Revenue          426,882.20      394,625.65       311,740.53    3,894,785.22
                                    0.69            0.66             0.69            0.58
Other Clinical Services
OTHER CLINICAL SERVICES
MAINTENANCE & REPAIRS
HOUSEKEEPING
CONTRACTED CLINICAL SE
CLINICIAN ADMINISTRATIO
PSYCHOLOGISTS-1099
LICSW's-1099                                                                    59,977.99
CLINICAL NURSE SPECIALIS                                                        69,468.50
COUNSELORS-1099                                                                 48,082.60
PSYCHIATRISTS-1099                                                              76,751.75
                                                                               395,109.00
Total Billable             -------------   -------------    -------------   -------------
  Clinical Services
    Contracted Clin                                                            649,389.84
                                                                                     0.10
ADMIN. - 1099
    % of Net Revenue                                                            94,777.87
                                                                                     0.01
Total Other Clinical       -------------   -------------    -------------   -------------
  Services
                                                                               744,167.71
TOTAL COMPENSATION
    % of Net Revenue          426,882.20      394,625.65       311,740.53    4,638,952.93
    % of Net Revenue                0.69            0.66             0.69            0.69

                                  SCHEDULE 5.5
                              FINANCIAL STATEMENTS

                  Extended Care Services, Inc. - Massachusetts
                                  Grand Total
                 For the Twelve Months Ended September 30, 1998

                                                                            TREND
                                 OCTOBER           NOVEMBER          DECEMBER           JANUARY          FEBRUARY          MARCH
                           -------------      -------------     -------------     -------------     -------------     -------------
Facility Expenses
RENT                          $15,611.61         $15,611.61        $15,364.11        $15,364.11        $15,611.61        $11,134.55
TAXES-PERSONAL PROPER              52.93              52.93             52.83
ELECTRICITY                     1,766.18             460.26            774.79          1,405.30          1,668.41          2,749.35
TELEPHONE                       5,332.31           4,252.53          1,987.74          5,840.11          5,106.11          4,069.24
ALARM & PROTECTION SER
OFFICE EQUIPMENT RENTA          1,667.20           2,099.50          1,889.05          2,076.20          1,485.10          1,879.38
TRANSPORTATION-RENT/LE
FURNITURE & EQUIP EXPE
MOVING EXPENSE
REPAIRS & MAINTENANCE             891.81             761.06            461.06            766.06            702.13            527.37
                           -------------      -------------     -------------     -------------     -------------     -------------
  Total Facility Expense       25,322.04          23,237.89         20,529.58         25,451.78         24,573.36         20,359.89

Amort. & Depreciation
AMORTIZATION-DEFERRED           7,934.92           7,934.92          7,934.92          7,934.92          7,934.92          7,934.92
AMORTIZATION - GOODWI           1,479.17           1,479.17          1,479.17          1,479.17          1,479.17          1,479.17
DEPRECIATION                    1,614.31           1,614.31          1,614.43          1,614.43          1,614.43          1,614.41
                           -------------      -------------     -------------     -------------     -------------     -------------
  Total Amort./Deprec.         11,028.40          11,028.40         11,028.52         11,028.52         11,028.52         11,028.50

Non-Clinical Supplies
FREIGHT & DELIVERY              1,119.39           3,490.65          2,283.98          1,688.92          3,285.20          3,021.14
OFFICE SUPPLY                   4,369.01           3,058.65          2,567.30          2,812.11            555.57          2,779.17
OUTSIDE PRINTING & DUPL         4,718.55           2,586.81            475.40                              956.03          5,050.46
OTHER NON-CLINICAL SUP
                           -------------      -------------     -------------     -------------     -------------     -------------
Total Non-Clinical
Supplies                       10,206.95           9,136.11          5,326.68          4,501.03          4,796.80         10,850.77


Travel Expense
TRAVEL-AIR                      3,568.49           1,167.98            388.50                            1,500.00            305.20
TRAVEL-AUTO                                          138.55                                                                   30.50
TRAVEL-MILEAGE REIMBU           1,929.10           2,010.70          1,925.90          2,697.26          1,550.00          1,974.55
TRAVEL-LODGING                                       188.39
TRAVEL-MEALS                                          52.98                              109.29                               50.88
TRAVEL-OTHER                       37.89             106.45              6.80
ENTERTAINMENT METS                                                                                        (170.00)
TRANSPORTATION LEASIN              80.00              80.00             80.00
                           -------------      -------------     -------------     -------------     -------------     -------------
Total Travel Expenses           5,615.48           3,745.05          2,401.20          2,806.55          2,880.00          2,361.13


Marketing Expenses
MARKETING-PRINT
MARKETING-OTHER                                      130.00                                                                   80.00
                           -------------      -------------     -------------     -------------     -------------     -------------
Total Marketing Expenses                             130.00                                                                   80.00


Conv/Education/Refr/Dues
CONVENTIONS
TRAINING & EDUCATION              207.40              96.60                              190.00
REFERENCE MATERIALS                                   21.46
BROCHURES & HANDBOOK
DUES & FEES                        41.67             842.67             41.63                                                100.00
                           -------------      -------------     -------------     -------------     -------------     -------------
Total Conv/Education
/Refr/Dues                        249.07             960.73             41.63            190.00                              100.00


Professional Services
TEMPORARY HELP                    252.00           1,333.60                                                                3,877.00
AUDITING                          750.00             750.00            750.00            750.00            750.00            750.00
OUTSIDE DATA PROCESSIN            418.87           2,264.48          2,497.61            810.62            (97.18)        11,635.65
COLLECTION FEES                                                                                         33,401.45         37,869.38
LEGAL
MISC CONSULTING                 3,000.00           3,000.00          3,000.00          3,000.00          3,000.00          3,000.00
                           -------------      -------------     -------------     -------------     -------------     -------------
Total Professional
Services                        4,420.87           7,348.08          6,247.61          4,560.62         37,054.27         57.132.03


Other Operating Expense
EMPLOYEE FUNCTIONS                                   223.91            392.53             75.29
FOOD FOR OFFICE                   249.01             376.10             46.78             67.65            155.40            140.76
PROVISION FOR BAD DEBT         72,771.08          71,173.49        165,250.01         82,681.98         86,978.65         92,777.08
INSURANCE-MALPRACTICE           5,821.68           5,693.89          5,700.00          4,134.09          4,348.93          5,922.87
INSURANCE-BLDG & EQUIP
INSURANCE-OTHERS                                                                                           515.53            962.33
RECRUITMENT                       595.50             859.64            237.30            949.20            359.73            760.10
TAXES & LICENSES                                                                                                             178.40
BANK SERVICE CHARGES              524.67             735.11            766.03            862.97          1,247.49          1,151.16
OTHER GENERAL & ADMIN                                194.68            760.06
                           -------------      -------------     -------------     -------------     -------------     -------------
Total Other
Operating Expense              79,961.94          79,256.82        173,152.71         88,771.18         93,605.73        101.892.70

  TOTAL OPERATING EXP         567,315.63         535,821.32        649,611.35        500,000.57        515,367.83        548,738.13

                           -------------      -------------     -------------     -------------     -------------     -------------
NET INCOME FROM OPERA          14,853.13          33,566.56        (79,611.35)       (86,590.71)       (80,474.57)        43,549.35

INTEREST EXPENSE OTHER          1,162.49           1,124.99          1,162.49          1,162.49          1,080.00          1,162.49
INTEREST EXPENSE-MHM
                           -------------      -------------     -------------     -------------     -------------     -------------
  Total Interest Expense        1,162.49           1,124.99          1,162.49          1,162.49          1,080.00          1,162.49

MHM BILLED DIRECT EXP
                           -------------      -------------     -------------     -------------     -------------     -------------
Total Other Expense             1,162.49           1,124.99          1,162.49          1,162.49          1,080.00          1,162.49


Net Income                     13,690.64          32,441.57        (80,773.84)       (87,753.20)       (81,554.57)        42,386.86


                                                                              TREND
                               APRIL               MAY              JUNE               JULY             AUGUST            SEPTEMBER
                           -------------      -------------     -------------     -------------     -------------     -------------
Facility Expenses
RENT                          $16,299.53         $15,804.53        $15,893.03        $15,817.43        $15,562.00        $15,804.53
TAXES-PERSONAL PROPER
ELECTRICITY                       866.37            (762.88)           805.61            792.74            778.23            977.46
TELEPHONE                       4,165.23           3,852.18          3,927.79          4,673.60          4,082.83          4,059.20
ALARM & PROTECTION SER
OFFICE EQUIPMENT RENTA          2,665.67           1,868.81          1,778.57          1,804.76          1,874.66          2,072.93
TRANSPORTATION-RENT/LE
FURNITURE & EQUIP EXPE
MOVING EXPENSE
REPAIRS & MAINTENANCE           1,053.05             867.34            215.00            947.24            760.54            230.00
                           -------------      -------------     -------------     -------------     -------------     -------------
  Total Facility Expense       25,049.85          21,629.98         22,620.00         24,035.77         23,058.26         23,144.12

Amort. & Depreciation
AMORTIZATION-DEFERRED           7,934.92           7,934.92          7,934.92          7,934.92          7,934.92          7,934.92
AMORTIZATION - GOODWI           1,479.17           1,479.17          1,479.17          1,479.17          1,479.17          1,479.17
DEPRECIATION                    1,614.41           1,626.11          1,626.11          1,626.11          1,626.11          1,626.11
                           -------------      -------------     -------------     -------------     -------------     -------------
  Total Amort./Deprec.         11,028.50          11,040.20         11,040.20         11,040.20         11,040.20         11,040.20

Non-Clinical Supplies
FREIGHT & DELIVERY
OFFICE SUPPLY                   1,911.16           1,916.82          1,944.05          2,512.56          2,513.84          4,540.10
OUTSIDE PRINTING & DUPL         1,093.59           1,475.91            967.64            423.45          3,556.55          2,353.20
OTHER NON-CLINICAL SUP          2,960.65           2,277.60          1,836.20          2,646.88          2,090.01          1,466.95
                           -------------      -------------     -------------     -------------     -------------     -------------
Total Non-Clinical
Supplies                        5,965.40           5,670.33          4,747.89          5,582.89          8,160.40          8,360.25


Travel Expense
TRAVEL-AIR                      1,106.81             976.77          2,203.02                              370.50          3,375.48
TRAVEL-AUTO                       150.00                               109.28                               81.96            282.99
TRAVEL-MILEAGE REIMBU           1,462.10           1,877.30          1,443.95            890.80          1,384.53          2,615.07
TRAVEL-LODGING                                                                                                               178.93
TRAVEL-MEALS                                          10.27            150.05             36.79             93.05             24.57
TRAVEL-OTHER                                                            25.00                              226.60             95.00
ENTERTAINMENT METS                                                                                                           213.56
TRANSPORTATION LEASIN                                                                                                        170.09
                           -------------      -------------     -------------     -------------     -------------     -------------
Total Travel Expenses           2,718.91           2,864.34          3,931.30            927.59          2,156.64          6,955.69


Marketing Expenses
MARKETING-PRINT
MARKETING-OTHER
                           -------------      -------------     -------------     -------------     -------------     -------------
Total Marketing Expenses


Conv/Education/Refr/Dues
CONVENTIONS
TRAINING & EDUCATION                                 255.00                                                                  500.00
REFERENCE MATERIALS                                                                                                           58.70
BROCHURES & HANDBOOK
DUES & FEES                       500.00                               235.00                            9,278.00
                           -------------      -------------     -------------     -------------     -------------     -------------
Total Conv/Education
/Refr/Dues                        500.00             255.00            235.00                            9,278.00            558.70


Professional Services
TEMPORARY HELP                  2,857.10           9,711.40                                                                1,233.00
AUDITING                          750.00             750.00            750.00            750.00            750.00            750.00
OUTSIDE DATA PROCESSIN            479.55             277.29            402.19            508.98            612.46           (237.67)
COLLECTION FEES                54,085.00          42,555.00         32,261.93         39,402.06         38,151.47         28,976.86
LEGAL
MISC CONSULTING                 3,000.00           3,000.00          3,000.00          3,000.00          3,000.00          3,000.00
                           -------------      -------------     -------------     -------------     -------------     -------------
Total Professional
Services                       61,171.65          56,293.69         39,414.12         43,661.04         42,513.93         33,722.19


Other Operating Expense
EMPLOYEE FUNCTIONS
FOOD FOR OFFICE                   302.40              32.55             14.70             14.70            365.63             42.55
PROVISION FOR BAD DEBT        120,661.59         316,475.08         96,513.59        107,845.34        104,422.41        417,688.66
INSURANCE-MALPRACTICE           6,894.94           6,655.71          5,515.06          6,162.59          5,966.99
INSURANCE-BLDG & EQUIP
INSURANCE-OTHERS                  962.33           2,934.21          2,774.97          1,394.33            962.33            962.33
RECRUITMENT                       508.50           1,139.20          1,706.24            329.12          1,219.42            544.81
TAXES & LICENSES
BANK SERVICE CHARGES            1,156.71           1,111.35            737.78          1,462.76          2,486.31          1,404.91
OTHER GENERAL & ADMIN             483.10
                           -------------      -------------     -------------     -------------     -------------     -------------
Total Other
Operating Expense             130,969.57         328,348.10        107.262.34        117,208.84        115,423.09        420,643.26

  TOTAL OPERATING EXP         651,313.79         818,429.84        577,291.60        629,338.53        606,256.17        816,164.94

                           -------------      -------------     -------------     -------------     -------------     -------------
NET INCOME FROM OPERA          38,181.02        (162,857.90)         4,293.13        (13,079.40)        (9,556.65)      (362,958.99)

INTEREST EXPENSE OTHER          1,124.99           1,162.49          1,124.99          1,162.49          1,162.49          1,124.99
INTEREST EXPENSE-MHM
                           -------------      -------------     -------------     -------------     -------------     -------------
  Total Interest Expense        1,124.99           1,162.49          1,124.99          1,162.49          1,162.49          1,124.99

MHM BILLED DIRECT EXP
                           -------------      -------------     -------------     -------------     -------------     -------------
Total Other Expense             1,124.99           1,162.49          1,124.99          1,162.49          1,162.49          1,124.99


Net Income                     37,056.03        (164,020.39)         3,168.14        (14,241.89)       (10,719.14)      (364,083.98)

                TREND

                               TOTAL
                           -------------
Facility Expenses
RENT                         $183,878.65
TAXES-PERSONAL PROPER             158.69
ELECTRICITY                    12,281.82
TELEPHONE                      51,348.87
ALARM & PROTECTION SER
OFFICE EQUIPMENT RENTA         23,161.83
TRANSPORTATION-RENT/LE
FURNITURE & EQUIP EXPE
MOVING EXPENSE
REPAIRS & MAINTENANCE           8,182.66
                           -------------
  Total Facility Expense      279,012.52

Amort. & Depreciation
AMORTIZATION-DEFERRED          95,219.04
AMORTIZATION - GOODWI          17,750.04
DEPRECIATION                   19,431.28
                           -------------
  Total Amort./Deprec.        132,400.36

Non-Clinical Supplies
FREIGHT & DELIVERY             30,227.81
OFFICE SUPPLY                  26,012.15
OUTSIDE PRINTING & DUPL        27,065.54
OTHER NON-CLINICAL SUP
                           -------------
Total Non-Clinical
Supplies                       83,305.50


Travel Expense
TRAVEL-AIR                     14,962.75
TRAVEL-AUTO                       793.28
TRAVEL-MILEAGE REIMBU          21,761.26
TRAVEL-LODGING                    367.32
TRAVEL-MEALS                      527.88
TRAVEL-OTHER                      497.74
ENTERTAINMENT METS                 43.56
TRANSPORTATION LEASIN             410.09
                           -------------
Total Travel Expenses          39,363.88


Marketing Expenses
MARKETING-PRINT
MARKETING-OTHER                   210.00
                           -------------
Total Marketing Expenses          210.00


Conv/Education/Refr/Dues
CONVENTIONS
TRAINING & EDUCATION            1,249.00
REFERENCE MATERIALS                80.16
BROCHURES & HANDBOOK
DUES & FEES                    11,038.97
                           -------------
Total Conv/Education
/Refr/Dues                     12,368.13


Professional Services
TEMPORARY HELP                 19,264.10
AUDITING                        9,000.00
OUTSIDE DATA PROCESSIN         19,572.85
COLLECTION FEES               309,703.15
LEGAL
MISC CONSULTING                36,000.00
                           -------------
Total Professional
Services                      393,540.10


Other Operating Expense
EMPLOYEE FUNCTIONS                691.73
FOOD FOR OFFICE                 1,808.23
PROVISION FOR BAD DEBT      1,735,238.96
INSURANCE-MALPRACTICE          62,816.75
INSURANCE-BLDG & EQUIP
INSURANCE-OTHERS               11,468.36
RECRUITMENT                     9,208.76
TAXES & LICENSES                  178.40
BANK SERVICE CHARGES           13,647.25
OTHER GENERAL & ADMIN           1,437.84
                           -------------
Total Other
Operating Expense           1,836,496.28

  TOTAL OPERATING EXP       7,415,649.70

                           -------------
NET INCOME FROM OPERA        (660,686.38)

INTEREST EXPENSE OTHER         13,717.39
INTEREST EXPENSE-MHM
                           -------------
  Total Interest Expense       13,717.39

MHM BILLED DIRECT EXP
                           -------------
Total Other Expense            13,717.39


Net Income                   (674,403.77)

                                  SCHEDULE 5.5
                              FINANCIAL STATEMENTS

                          Extended Care Services, Inc.
                          Extended Care Massachusetts
                     For the Month Ending October 31, 1998


                            TREND
                                OCTOBER         TOTAL
                           -------------   -------------
NET REVENUE                 $ 485,046.09    $485,046.09

COST OF SERVICES
 SALARIED CLINICIAN PAY       257,074.43     257,074.43
 CLINICIAN BENEFITS
 CONTRACTOR CLINICAL P
 COLLECTION FEES               31,012.63      31,012.63
 INSURANCE-MALPRACTICE          1,949.02       1,949.02
                           -------------   -------------
  TOTAL COST OF SERVICES      290,036.08     290,036.08

GROSS PROFIT                  195,010.01     195,010.01

GENERAL & ADMINISTRATIVE
 ADMINISTRATIVE PAYROLL        51,355.92      51,355.92
 ADMINISTRATIVE BENEFIT         8,429.72       8,429.72
 RENT & FACILITY EXPENSE       21,925.17      21,925.17
 FREIGHT & DELIVERY             1,500.85       1,500.85
 OFFICE SUPPLIES                3,670.67       3,670.67
 TRAVEL EXPENSE                 3,025.19       3,025.19
 MARKETING EXPENSE                750.00         750.00
 PROFESSIONAL SERVICES          9,984.42       9,984.42
 BAD DEBT/CONTRACT ALL        153,599.17     153,599.17
 OTHER G&A EXPENSES             4,739.38       4,739.38
                           -------------   -------------
  TOTAL  G&A EXPENSES         260,980.49     260,980.49

 DEPRECIATION & AMORTI         17,947.66      17,947.66

OTHER INCOME/EXPENSE
  INTEREST INCOME
INTEREST EXPENSE                1,162.49       1,162.49
OTHER EXPENSE                   2,390.95       2,390.95
                           -------------   -------------
  TOTAL OTHER INCOME/E          3,553.44       3,553.44

                           -------------   -------------
   TOTAL ALL EXPENSES         282,481.59     282,481.59
                           -------------   -------------
NET INCOME/(LOSS)             (87,471.58)    (87,471.58)
                           =============   =============

ECS MASS

Charges                                        595,722.00

Adjustment                                    (111,587.32)
                                              ------------

Net Revenue                                    484,134.68

Adjustment                                        (444.90)

Credit Balance                                   1,355.31
                                              ------------

Net Revenue per P&L                            485,045.09
                                              ============

                                  SCHEDULE 5.6


                               ABSENCE OF CHANGE



                                      NONE

                                  SCHEDULE 5.7


                       ABSENCE OF UNDISCLOSED LIABILITIES




                                      NONE

                                  SCHEDULE 5.8

                            TAX RETURNS AND CREDITS



                                      NONE

                                 SCHEDULE 5.10

                           LIST OF SIGNED AGREEMENTS


ACKERMAN, TED                           MELNICK, BARRY
BARSKY, SUSAN                           MERL, LYNNE M.
BELOZERSKY, IRENE                       MINALGA, MARY
BENNER, SHARON                          MONDALE, JASON
BERKSHIRE MEDICAL CENTER                MOORE, NANCY
BERLIN, JOAN                            NEEDLES, DOUGLAS
BROWN, ALAN                             NESTELBAUM, ZAMIR
CABEZAS, THOMAS                         NOAH, DEBORAH LEE
CAMERLENGO, SUSAN                       OWENS, HONORA E.
CARLSON, CHRISTIE M.                    PIAFSKY, LYNNE
COHEN, LEWIS                            POSTLETHWAITE, JOAN
CRENSHAW, BRADLEY                       REICH, FAYE
CUTLER, MARK                            RICHTER, CWIRA
DONAHUE, JACQUELINE                     RILEY, DOUGLAS C.
FARRINGTON, LEE                         ROOS, PATRICIA E.
FRASER-DEXTER LINDA                     RUSNAK, STANLEY
FINK, CARLA                             RUYLE, JEANETTE
FISHBEIN, LESLIE                        SABA, MARIE L.
GERHARD, FREDERICK                      SCHEINAN, WENDY
GRAESSER, SUSAN                         SCHWARZ, RACHEL
HAAS, HOWARD                            SCORZELLI, JAMES
HAMMOND, DAVID                          SEPPELIN, MARTETTA
HARDNEY, SYLVIA                         SPADOLA, MADELINE
HILL, PHILLIP                           TARQUINO, ERNEST
HYNICK, TIMOTHY                         TRIKHA, ANJANA
INGRAHAM, MERLE                         VAN ZOEREN, BARBARA
ISRAEL, JOSHUA                          VERNICK, SHELIA
JANNEY, PETER                           WALLACE, MARY
JONES, DAVID                            WASSERMAN, CHARLES
KALLNA, LIZABETH                        WEISBERGER, CHARLES
KATIS, MARY                             WEINER, RHONDA
KNIGHT, WILLIAM                         WILSON-EVERETT. ANDREA
LAFERNEY, MICHAEL                       YALOFF, BEVERLY
LEBAR, JILL                             YOUNG, RUTH C.
LONGO, RICHARD                          ZIEFF, ERIC
LOOPER, JOHN
MAIMAN, ELLEN
MARTIN, LUZ M.
MCMURTRY, DOUGLAS

                                 SCHEDULE 5.11
                               INSURANCE POLICIES
                                                                POLICY NUMBER
                                                                98CGIC22000

Credit General Insurance Corporation
c/o Campania Management Company
111 Berry Street, S.E.
Post Office Box 2314
Vienna, Virginia 22183

In consideration of the premium and stipulations hereinafter mentioned, Credit General Insurance Company. (hereinafter called the Company),


Does Insure:        MHM Services, Inc.
                    ----------------------------------------------------
                    8000 Towers Crescent Drive
                    ----------------------------------------------------
                    Vienna, Virginia 22102-2812
                    ----------------------------------------------------

(hereinafter called Insured),

Term:               October 1, 1998, at 12:01 a.m., Eastern standard time
                    -----------------------------------------------------
                    October 1, 1999, at 12:01 a.m., Eastern standard time
                    -----------------------------------------------------

Coverage:           Hospital Professional Liability Including General Liability

Conditions:         As per policy and attachments hereto.

THIS POLICY SHALL NOT BE VALID UNLESS ENDORSEMENT ISSUED BY THIS COMPANY IS ATTACHED HERETO, together with such other provisions, agreements or conditions as may be endorsed hereon or added hereto; and no officer, agent or other representative of the Company shall have the power to waive or be deemed to have waived any provision or condition of this Policy unless such waiver, if any, shall be written upon or attached hereto; nor shall any privilege or permission affecting the insurance under this Policy exist or be claimed by the Insured unless so written or attached.

IN WITNESS WHEREOF, this Company has executed these presents, but this Policy shall not be valid unless countersigned by a duly authorized representative of the Company



/s/ DENNIS R. SANTOLI
--------------------------------
Attorney In Fact
Credit General Insurance Company


                   **THIS IS A MODIFIED CLAIMS MADE POLICY**
                      W/A 5 YEAR EXTENDED REPORTING PERIOD

                     HOSPITAL PROFESSIONAL LIABILITY POLICY


                            SECTION I: DECLARATIONS

Policy Number       98CGIC22000

Item 1.             Named Insured and Address:
                    MHM Services, Inc.
                    8000 Towers Crescent Drive
                    Vienna, Virginia 22182

Item 2.             Each additional person or organization
                    "insured" added to this policy by endorsement is a "Named Insured" under this policy.

Item 3.             Policy Period:
                    From: October 1,1998 at 12:01 a.m., Eastern standard time
                    To:   October 1,1999 at 12:01 a.m., Eastern standard time

Item 4.             Premium: Per attached invoice

Item 5. This Hospital Professional Liability Policy provides coverage by reason of "bodily injury" or "property damage", to which this insurance applies, caused by an "occurrence", pursuant to the terms and conditions of this policy.

Item 6. The limit of liability under this Policy during a "policy period" is a maximum per "occurrence" for any "insured". Irrespective of the number of "insureds" who are provided coverage by endorsement in addition to the "Named Insured" identified in Item 2 of the Declarations and the number of "occurrences", the aggregate liability during the "policy period" is $3,000,000.

                               (a) Per Occurrence                            (b) Policy
Coverage                          Limit                                          Aggregate
------------------------------------------------------------------------------------------------------
Hospital Professional            $1,000,000, with                              $3,000,000
Services, Bodily Injury,
Personal Injury and              $10,000 Deductible Applies Each and Every
Property Damage Liability


Item 7.             Employees of the "Named Insured" are covered by this policy.

Item 8. The following endorsements form a part of this policy and are incorporated herein by reference as of the effective date set out in
                     Item 3 of the Declarations:

                     Endorsement No. 1 - Nuclear Energy Exclusion Endorsement (Broad Form)

                     Endorsement No. 2 - Good Samaritan Endorsement

                     Endorsement No. 3 - Punitive Damages Exclusion
                     Endorsement

                     Endorsement No. 4 - Service of Suit Endorsement

                     Endorsement No. 5 - Additional Named Insured Endorsement

                     Endorsement No. 6 - Host Liquor Liability Endorsement

Endorsement #5
Policy 98CGIC22000
Effective October 1,1998


                     ADDITIONAL NAMED INSURANCE ENDORSEMENT


Schedule of Named Insureds

It is understood and agreed that the following entities shall be attached and form the Schedule of Named Insureds Endorsement under this Policy.



Named Insured                              Additional Insured

MHM Services, Inc.                         401 Bingham Street
8000 Towers Crescent Drive                 Suite 301
Vienna, Virginia 22182                     Pittsburgh, PA 15203

                                           3200 Pointe Parkway, #100
                                           Norcross, GA 30092

                                           1808 West End Avenue
                                           Suite 511
                                           Nashville, TN 37203

                                           4515 Poplar Avenue
                                           Suite 332
                                           Memphis, TN 38117

                                           30 Taunton Green, Suite #4/5
                                           Taunton, MA 20780

                                           23 East Street, 3rd Floor
                                           Cambridge, MA 02141

                             CAMPANIA [LETTERHEAD]





111 Berry Street, S.E.

Vienna, Virginia 22180         December 31, 1998

(703)242-9224

(703)242-3815 Fax              To:   Mickey Slade

(800)831-9506                  From: Cynthia Booth

          *                    Re:   Extended Reporting

7601 First Place Drive, #A-9
                               MHM' General and Professional Liability policy
Oakwood Village, Ohio 44146    has a five year extended reporting period
                               included.  This means coverage is extended for
(216)232-1585                  events reported sixty months after the policy
                               ends, as long as the event occurred during the
(216)232-3975 Fax              policy period.

(800)299-5401                  Please call me if you need further clarification.

          *

2001 9th Avenue, Suite 307D

Vero Beach, Florida 32960

(561)564-9222

(561)564-3430 Fax

(800)664-6036

          *

                                 SCHEDULE 5.12


                         LITIGATION, THREATENED CLAIMS,


                            GOVERNMENT INVESTIGATION


CONTINGENCIES

On November 23, 1998, the Company received a notice from the Massachusetts Peer Review Organization, Inc. (MassPro), that the Company's counseling clinic located in Taunton, Massachusetts had failed to comply with certain regulations, rules, standards and statutes applicable to providers participating in the Massachusetts Medical Assistance Program. As a result of MassPro's audit, the Company was requested to repay the Massachusetts Medical Assistance Program $215, 000. The Company has thirty days to appeal this determination. Although the Company believes it will prevail in reducing the amount of repayment requested, the full amount of this potential liability has been recorded in the consolidated financial statements at September 30, 1998.

MassPro performed a similar audit on the Company's clinic located in Cambridge, Massachusetts. The Company has not received any correspondence from MassPro on the results of this audit. The Company does not believe the results of this audit will have a material financial impact on the Company's operation.

In December 1998, a lawyer for Dr. Anita Meyer wrote complaining of her discharge from employment which took place in October 1998. No specific demand was made.

In March 1998, an EEOC discrimination claim was filed on behalf of former employee, Tracey Penn regarding her discharge. The Cambridge Human Rights Commission found in Ms. Penn's favor. That determination is being appealed, and a settlement conference is scheduled for January 1999.

                                                                 SCHEDULE 9.0

                                      MEMO



MEL CARVALHO
MHM REGIONAL DIRECTOR
MASSACHUSETTS DIVISION

TO:             ROY ETTLINGER
                STEVE WHEELER
                MICKEY SLADE

DATE:           DECEMBER 31,1998

RE:             CLINICIAN AGREEMENTS/PERCENTAGE OF BUSINESS

ENCLOSED IS THE PERCENTAGE OF REVENUE FOR THE EXTENDED CARE PROGRAM FOR THE FOLLOWING CATEGORIES:


        1.      SUN HOMES
        2.      MCLEAN HOMES
        3.      HOMES COVERED BY THE APPROVED CLINICIAN AGREEMENT. THESE
                NUMBERS ARE NOT INCLUDED IN THE SUN OR MCLEAN NUMBERS.
        4.      HOMES NOT COVERED BY THE APPROVED CLINICIAN AGREEMENT. THESE
                NUMBERS ARE NOT INCLUDED IN THE SUN MCLEAN NUMBERS.

ALL EXTENDED CARE FACILITIES ARE LISTED WITH THE FOLLOWING CATEGORIES:

        1.      FACILITY NAME
        2..     MHM HOME OR MCLEAN HOME
        3.      SIGNED AGREEMENT
        4.      NAME OF CLINICIAN IN THE FACILITY WHO HAS SIGNED

THE DECREASE IN THE NUMBER OF MCLEAN HOMES REFLECT A MORE ACCURATE COUNT OF THE HOMES THAT WE ACTUALLY BILL FOR SERVICES. SEVERAL HOMES LISTED PREVIOUSLY HAD NO CLINICIAN OR MD PERFORMING SERVICES.

ALSO, THE SLIGHT DECREASE NOTED IN THE NUMBER OF COVERED HOMES AND THE SLIGHT INCREASE IN THE NUMBER OF NON-COVERED HOMES REFLECT MY UNDERSTANDING THAT I AM TO COUNT ONLY THOSE HOMES WHERE A SIGNED APPROVED CLINICIAN AGREEMENT EXISTS. (COPIES OF ADDITIONAL SIGNED AGREEMENTS ATTACHED)

THE REVENUE IS BASED ON THE OCTOBER 1998 MONTHLY REPORT OF CHARGES PER
FACILITY.

                    Percentage of MHM Extended Care Business
                        Covered by Clinicians Agreements
                         Based on October 1998 Revenue



28 SUN FACILITIES=====35% OF EXTENDED CARE BUSINESS
       21 FACILITIES (74%) COVERED BY UNIVERSAL APPROVED
       AGREEMENTS=========REVENUE OF $86,996.00

       7 FACILITIES (26%) NOT COVERED BY UNIVERSAL APPROVED
       AGREEMENTS=======REVENUE OF $30,114.00


21 MCLEAN FACILITIES======10% OF BUSINESS
       10 FACILITIES (60%)COVERED BY UNIVERSAL APPROVED
       AGREEMENTS=========REVENUE OF $20,076.00

       11 FACILITIES (40%) NOT COVERED BY UNIVERSAL APPROVED
       AGREEMENTS=======REVENUE OF $13,384.00


36 FACILITIES COVERED BY UNIVERSAL APPROVED AGREEMENTS===========33% OF
       BUSINESS=======REVENUE OF $110,418.00


28 FACILITIES NOT COVERED BY UNIVERSAL APPROVED AGREEMENTS=========22% OF
       BUSINESS=======REVENUE OF $73,612.00


       CLINICIANS THAT WORK IN 12 OF THE NON-COVERED FACILITIES HAVE INDICATED THAT THEY ARE PLANNING TO WORK WITH ARBOUR.

                                 NURSING HOMES



----------------------------------------------------------------------------------------------------------
NURSING HOME            TYPE                 AGREEMENT           CLINICIAN IN HOME HAS SIGNED
----------------------------------------------------------------------------------------------------------
ABBOT HOUSE              MC                NO CLINICIAN
----------------------------------------------------------------------------------------------------------
ABERJONA                 NH                YES                       SCHWARZ
----------------------------------------------------------------------------------------------------------
ACTON ADULT DAY          NH                NO CLINICIAN
----------------------------------------------------------------------------------------------------------
ASHMERE MANOR            NH                NO                        FESSLER, COMING TO ARBOUR
----------------------------------------------------------------------------------------------------------
AVERY MANOR              NH                YES                       TRIKHA
----------------------------------------------------------------------------------------------------------
BARLETT                  NH                YES                       FARRINGTON
----------------------------------------------------------------------------------------------------------
BEAUMONT                 NH                YES                       RUYLE
----------------------------------------------------------------------------------------------------------
BLUEBERRY HILL           NH                YES                       NEEDLES
----------------------------------------------------------------------------------------------------------
BOLTON MANOR             NH                YES                       BROWN
----------------------------------------------------------------------------------------------------------
BOURNE MANOR             NH                NO
----------------------------------------------------------------------------------------------------------
BRITTANY                 MC                YES                       SPADOLA
----------------------------------------------------------------------------------------------------------
BROOKHAVEN               MC                NO
----------------------------------------------------------------------------------------------------------
BUCHANAN                 NH                YES                       FARRINGTON
----------------------------------------------------------------------------------------------------------
CANTABRIDGIA             NH                YES                       HARDNEY/NEEDLES
----------------------------------------------------------------------------------------------------------
CARE MATRIX              NH                YES                       FINK
----------------------------------------------------------------------------------------------------------
CARLETON-WILLARD         NH                NO
----------------------------------------------------------------------------------------------------------
CARYLE NURSING           NH                YES                       BROWN
----------------------------------------------------------------------------------------------------------
CATHOLIC MEMORIAL        NH                YES                       SUTTON MD
----------------------------------------------------------------------------------------------------------
CHARLESGATE              MC                YES                       FINK, ISRAEL
----------------------------------------------------------------------------------------------------------
CHELSEA JEWISH           MC                YES                       SPADOLA
----------------------------------------------------------------------------------------------------------
CLARK HOUSE              MC                YES                       YOUNG
----------------------------------------------------------------------------------------------------------
COC BAYVIEW              NH                NO                        CLINICIAN IS COMING TO ARBOUR
----------------------------------------------------------------------------------------------------------
COC BERKSHIRE            NH                NO                        CLINICIAN IS COMING TO ARBOUR
----------------------------------------------------------------------------------------------------------
COC WESTFIELD            NH                YES                       HAMMOND. MD
----------------------------------------------------------------------------------------------------------
COHEN, FLORENCE          MC                NO CLINICIAN
----------------------------------------------------------------------------------------------------------
COOLIDGE HOUSE           MC                NO CASES
----------------------------------------------------------------------------------------------------------
COOPERATIVE ELDER         NH                NO CASES
----------------------------------------------------------------------------------------------------------
COURTYARD                NH                NO                        CLINICIAN IS COMING TO ARBOUR
----------------------------------------------------------------------------------------------------------
EAST LONGMEADOW          NH                YES                       MIMNO, AN ARBOUR CLINICIAN
----------------------------------------------------------------------------------------------------------
EDGECOMB                 NH                NO
----------------------------------------------------------------------------------------------------------
PACE PROGRAM             MC                YES                       YOUNG
----------------------------------------------------------------------------------------------------------
EMERSON                  MC                YES                       SPADOLA
----------------------------------------------------------------------------------------------------------
FAIRHAVEN                NH                NO
----------------------------------------------------------------------------------------------------------
GERMAN HOME              NH                YES                       ARBOUR HOME ALREADY
----------------------------------------------------------------------------------------------------------
GLEN RIDGE               NH                YES                       HARDNEY
----------------------------------------------------------------------------------------------------------
GODDARD HOUSE            MC                NO
----------------------------------------------------------------------------------------------------------
GODDARD HOUSE AL         MC                NO
----------------------------------------------------------------------------------------------------------
GREENWOOD                NH                NO
----------------------------------------------------------------------------------------------------------
HALE HOUSE               NH                NO
----------------------------------------------------------------------------------------------------------
HALLMARK                 NH                YES                       CABEZAS
----------------------------------------------------------------------------------------------------------
HAMMERSMITH              MC                NO
----------------------------------------------------------------------------------------------------------
HARRINGTON HOUSE         NH                YES                       MELNICK/FRUMIN
----------------------------------------------------------------------------------------------------------
HATHAWAY                 NH                YES                       MELNICK
----------------------------------------------------------------------------------------------------------
HOLYOKE NURSING          NH                YES                       OWENS
----------------------------------------------------------------------------------------------------------
ISLAND TERRACE           NH                NO                        CLINICIAN IS COMING TO ARBOUR
----------------------------------------------------------------------------------------------------------
JESMOND                  MC                YES                       ZIEFF
----------------------------------------------------------------------------------------------------------
JEWISH REHAB             NH                NO
----------------------------------------------------------------------------------------------------------
KIMWELL                  NH                YES                       MELNICK/SUTTON
----------------------------------------------------------------------------------------------------------
LIFE CARE CENTER         NH                YES                       GERHARD
----------------------------------------------------------------------------------------------------------
LYNN CONVALESCENT        MC                NO
----------------------------------------------------------------------------------------------------------

                                 NURSING HOMES





----------------------------------------------------------------------------------------------------------
LYNN PUBLIC              NH         NO                   ARBOUR ALREADY SERVICING
----------------------------------------------------------------------------------------------------------
MARY IMMACULATE          NH         NO                   CLINICIAN IS COMING TO ARBOUR
----------------------------------------------------------------------------------------------------------
MEADOWGREEN              MC         YES                  NEEDLES
----------------------------------------------------------------------------------------------------------
MEADOWOOD                NH         NO                   CLINICIAN IS COMING TO ARBOUR
----------------------------------------------------------------------------------------------------------
MILTON HEALTHCARE        NH         NO
----------------------------------------------------------------------------------------------------------
MT. PLEASANT             NH         NO
----------------------------------------------------------------------------------------------------------
NEPONSET CIRCLE          MC         YES                  LOOPER
----------------------------------------------------------------------------------------------------------
NEVINS ADULT DAY         NH         YES                  MAIMAN
----------------------------------------------------------------------------------------------------------
NEWTON-WELLESLEY         NH         YES                  WHITTEMORE
----------------------------------------------------------------------------------------------------------
NICHOLS HOUSE            NH         NO
----------------------------------------------------------------------------------------------------------
NORTHAMPTON              NH         YES                  OWENS
----------------------------------------------------------------------------------------------------------
OLYMPUS HEALTHCARE       NH         YES                  BROWN
----------------------------------------------------------------------------------------------------------
OLYMPUS SPECIALTY        NH         YES                  HAMMOND
----------------------------------------------------------------------------------------------------------
OUR LADY'S HAVEN         NH         NO
----------------------------------------------------------------------------------------------------------
PARK AVENUE              MC         NO
----------------------------------------------------------------------------------------------------------
PILGRIM REHAB            NH         NO                   ARBOUR ALREADY
----------------------------------------------------------------------------------------------------------
PROVIDENCE HOUSE         NH         YES                  WHITTEMORE
----------------------------------------------------------------------------------------------------------
QUABOAG                  NH         YES                  WHITTEMORE
----------------------------------------------------------------------------------------------------------
RAINBOW                  NH         YES                  FARRINGTON
----------------------------------------------------------------------------------------------------------
ROGERSON COMM            NH         NO                   CLINICIAN IS COMING TO ARBOUR
----------------------------------------------------------------------------------------------------------
SACRED HEART             NH         NO
----------------------------------------------------------------------------------------------------------
SANCTA MARIA             NH         YES                  NEEDLES
----------------------------------------------------------------------------------------------------------
SHERRILL HOUSE           MC         NO CLINICIAN
----------------------------------------------------------------------------------------------------------
SOUTHPOINT               NH         YES                  MELNICK
----------------------------------------------------------------------------------------------------------
SPRINGSIDE               NH         YES                  NUESSLE
----------------------------------------------------------------------------------------------------------
STEPHEN CALDWELL         NH         NO                   CLINICIAN IS COMING TO ARBOUR
----------------------------------------------------------------------------------------------------------
SUNNY ACRES              MC         YES                  SCORZELLI
----------------------------------------------------------------------------------------------------------
SUN-BEVERLY              NH         YES                  TRANFLAFIA ALREADY ARBOUR
----------------------------------------------------------------------------------------------------------
SUN-BRIGHTON             NH         YES                  SPADOLA
----------------------------------------------------------------------------------------------------------
SUN-BROADWAY             NH         YES                  GERHARD
----------------------------------------------------------------------------------------------------------
SUN-BROOKLINE            NH         YES                  BELEROSKY
----------------------------------------------------------------------------------------------------------
SUN-COLONIAL HGTS        NH         NO
----------------------------------------------------------------------------------------------------------
SUN-CONCORD              NH         YES                  MAIMAN
----------------------------------------------------------------------------------------------------------
SUN-E.LONGMEADOW         NH         NO
----------------------------------------------------------------------------------------------------------
SUN-FALLRIVER            NH         YES                  CABEZAS
----------------------------------------------------------------------------------------------------------
SUN-GLENWOOD             NH         YES                  ROOS
----------------------------------------------------------------------------------------------------------
SUN-HOLYOKE              NH         YES                  ACKERMAN
----------------------------------------------------------------------------------------------------------
SUN-LEXINGTON            NH         YES                  FARRINGTON
----------------------------------------------------------------------------------------------------------
SUN-LOWELL               NH         YES                  GERHARD
----------------------------------------------------------------------------------------------------------
SUN-MILFORD              NH         YES                  RUYLE
----------------------------------------------------------------------------------------------------------
SUN-MILLBURY             NH         YES                  WHITTEMORE
----------------------------------------------------------------------------------------------------------
SUN-NEW BEDFORD          NH         NO
----------------------------------------------------------------------------------------------------------
SUN-NEWTON               NH         YES                  MELNICK
----------------------------------------------------------------------------------------------------------
SUN N.READING            NH         NO
----------------------------------------------------------------------------------------------------------
SUN-NORTHAMPTON          NH         YES                  OWENS
----------------------------------------------------------------------------------------------------------
SUN-NORTHSHORE           NH         NO
----------------------------------------------------------------------------------------------------------
SUN-PEABODY GLEN         NH         NO                   CLINICIAN IS COMING TO ARBOUR
----------------------------------------------------------------------------------------------------------
SUN-RANDOLPH             NH         YES                  ROOS
----------------------------------------------------------------------------------------------------------
SUN-TOWN MANOR           NH         NO                   CLINICIAN IS COMING TO ARBOUR
----------------------------------------------------------------------------------------------------------
SUN-WEYMOUTH NH          NH         NO
----------------------------------------------------------------------------------------------------------
SUN-WOODMILL             NH         NO                   CLINICIAN IS COMING TO ARBOUR
----------------------------------------------------------------------------------------------------------

                                 NURSING HOMES




----------------------------------------------------------------------------------------------------------
WABAN HEALTH             NH        YES                  GRASSER
----------------------------------------------------------------------------------------------------------
WALDEN HOUSE             MC        NO CLINICIAN
----------------------------------------------------------------------------------------------------------
WELLESLEY                MC        YES                  VERNICK
----------------------------------------------------------------------------------------------------------
WENTWORTH                NH        NO
----------------------------------------------------------------------------------------------------------
WHITNEY PLACE            NH        YES                  RUYLE
----------------------------------------------------------------------------------------------------------
WILLOWOOD GR. BAR        NH        NO
----------------------------------------------------------------------------------------------------------
WILLOWOOD PITTS          NH        YES                  NUESSLE
----------------------------------------------------------------------------------------------------------
WINCHESTER               NH        YES                  SCHWARZ
----------------------------------------------------------------------------------------------------------
WINGATE BRIGHTON         MC        NO
----------------------------------------------------------------------------------------------------------
WINGATE SUDBURY          NH        YES                  WHITTEMORE
----------------------------------------------------------------------------------------------------------
WOBURN                   NH        YES                  MERL
----------------------------------------------------------------------------------------------------------

                              GENERAL BILL OF SALE



        Reference is made to the Asset Purchase Agreement dated December 21, 1998 (the "Agreement"), by and between MHM Extended Care Services, Inc. ("Seller") and Arbour Elder Services, Inc. ("Buyer"). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.

        FOR VALUE RECEIVED pursuant to the Agreement, Seller, for itself and its successors and assigns, does hereby sell, convey, assign, transfer and deliver to and vest in Buyer and its successors and assigns all right, title and interest in and to the following assets and properties of Seller, wherever located (collectively, the "Assets"):

                (a) All equipment, machinery, fixed and movable equipment, furniture, furnishings, fixtures, vehicles, supplies and all other tangible and intangible personal property, including computers and billing services, owned by Seller and used in the operation of the Seller's Massachusetts business; including but not limited to the property listed on Exhibit A attached hereto.

                (b) Seller's charts, files, and other proprietary information of the Seller, to the extent transferable to Buyer;

                (d)       All Clinic licenses of the Seller;

        Seller warrants that it hereby transfers to Buyer good, valid and transferable title to all of the Assets, free and clear of all liens, encumbrances, restrictions, agreements and adverse claims of every kind, nature and description, and agrees to defend such title.

        Seller further covenants and agrees that, from time to time after the delivery of this instrument, at Buyer's request and without further consideration, Seller will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, conveyances, transfers, assignments, documents and assurances as reasonably may be requested by Buyer more effectively to convey to, transfer to and vest in Buyer all right, title and interest in and to any of the Assets transferred or assigned hereunder.

                In WITNESS WHEREOF, Seller has executed this General Bill of Sale as an instrument under seal as of this 31st day of December, 1998.





SELLER:                                                 BUYER:

MHM EXTENDED CARE SERVICES INC.                              ARBOUR ELDER SERVICES, INC.

/s/ M.S. PINKERT     1/4/99
---------------------------                             /s/ ROY ETTLINGER   12/31/98
Signature             Date                              ---------------------------
                                                        Signature             Date

Name:  M. S. PINKERT                                    Name:  ROY ETTLINGER
       ---------------------                                   ---------------------

Title: PRESIDENT                                        Title: CEO
       ---------------------                                   ---------------------



                                     ATT. A
                                ACQUIRED ASSETS

                       EQUIPMENT INVENTORY/TAUNTON OFFICE

DESK - 12
COMPUTERS - 1, 1 BROKEN
4 DRAWER FILING CABINET - 11
2 DRAWER FILING CABINET - 2
MOBILE FILE UNDER DESK DRAWERS - 2
UPHOLSTERED CHAIRS - 10
DESK CHAIRS - 9
STACKING CHAIRS (UPHOLSTERED) - 17
REFRIGERATOR - 1
CONFERENCE TABLE - 1
ROUND TABLE - 1
BOOK SHELVES - 2
FORM ORGANIZER - 1
COFFEE TABLE - 1
BULLETIN BOARDS - 6
LAMP- 1
DRY - ERASE BOARDS - 2
COMPUTER WORKSTATION - 3
PRINTERS - 3,2 ARE BROKEN
STORAGE CABINET - 1
FAX MACHINE - 1
COPIER - 1
TYPEWRITER - 1
PAPER SHREDDER - 1
MOBILE DROP-LEAF STAND - 1

                                     ATT. A
                                ACQUIRED ASSETS

                      Equipment Inventory/Cambridge Office


Banquet Folding Table                                                 1
Book case (2 shelves)                                                 2
Bookshelves                                                           11
Bulletin Board                                                        8
Coat Rack (Metal)                                                     1
Coffee Table                                                          1
Computer (Monitor Only)                                               2
Computers (Keyboard, Monitor, Tower Unit)                             12
Conference Tables (Round and Oblong)                                  2
Desk Chairs                                                           24
Desks                                                                 25
Display Booth                                                         1
End Tables                                                            3
Fax Machines                                                          3
File Cabinet (2 drawers)                                              23
File Cabinet on wheels(small)                                         1
File Cabinets (4 drawer)                                              49 (40 used for Medical Records)
Folding Chairs                                                        3
Large Storage Units(5 shelves) (2 plastic, 1 metal)                   3
Laser Printer (Large)                                                 1
Laser Printer (Small)                                                 1
Metal Stacking Chairs                                                 32
Microwave Oven                                                        1
Postage Meter                                                         1
Printer Table                                                         2
Printers (dot matrix)                                                 3
Side Table                                                            3
Storage Unit (4 drawers)                                              4
Storage Unit (2 drawer)                                               6
Upholstered chairs                                                    23
Wooden Storage Unit                                                   1
Work Station (2 shelves)                                              6
Work Station (6 shelves)                                              1
                                                                      2

                    ASSIGNMENT AND ASSUMPTION OF AGREEMENTS



        WHEREAS, MHM Extended Care Services, Inc. (hereinafter called "Assignor") intends to transfer to Arbour Elder Services, Inc. (hereinafter called "Assignee") certain assets pursuant to a certain Asset Purchase Agreement by and between Assignor and Assignee, dated December 21, 1998 (the "Purchase Agreement"). The Closing Date shall have the same meaning as set forth in the Purchase Agreement.

        WHEREAS, this Agreement shall be effective as of the Closing Date.

        NOW, THEREFORE, the parties hereby act and agree as follows:

                1. Assignor hereby assigns to Assignee all of its rights, title and interest in those Agreements in Exhibit A hereto listed (the "Assigned Agreements").

                2. Assignee hereby assumes and agrees to perform, fulfill and observe all of the covenants, agreements, warranties, obligations and liabilities of the Assignor accruing or arising under the Assigned Agreements out of actual facts or situations occurring after the Closing Date.

                3. Assignor hereby agrees to perform, fulfill and observe all of the covenants, agreements, warranties, obligations and liabilities of the Assignor occurring or arising (i) under the Assigned Agreements arising out of actual facts or situations occurring prior to the Closing Date and (ii) under those contracts and agreements of the Assignor not assigned to the Assignee pursuant to this Agreement.

                4. Notwithstanding anything herein to the contrary, the provisions of this Agreement shall be subject to the provisions of the Purchase Agreement, and if to the extent they are inconsistent, the provisions of the Purchase Agreement shall be controlling.

        WITNESS the execution hereof on the 31 day of December, 1998.


ASSIGNOR:                                               ASSIGNEE:

MHM EXTENDED CARE SERVICES INC.                         ARBOUR ELDER SERVICES, INC.

M.S. PINKERT        1/4/99
---------------------------                             ROY ETTLINGER      12/31/98
Signature             Date                              ---------------------------
                                                        Signature             Date

Name:  MICHAEL PINKERT                                  Name:  ROY ETTLINGER
       ---------------------                                   ---------------------

Title: PRESIDENT                                        Title: CEO
       ---------------------                                   ---------------------

                                                                        12/30/98

                                     ATT. A
                                Acquired Assets

                                    OPENHOM

----------------------------------------------------------------------------------------------
         Home                        Street                       City          State     Zip
----------------------------------------------------------------------------------------------
Abbot House                      28 Essex Street                Lynn            MA       01902
----------------------------------------------------------------------------------------------
Aberjona Nursing Center          184 Swanton Street             Winchester      MA       01890
----------------------------------------------------------------------------------------------
Acton Adult Day Care                                            Concord         MA
----------------------------------------------------------------------------------------------
Ashmere Manor NH                 229 George Schnopp Road        Hinsdale        MA       01235
----------------------------------------------------------------------------------------------
Avery Manor                      100 West Street                Needham         MA       02194
----------------------------------------------------------------------------------------------
Bartlett Manor RH                180 Summer Street              Malden          MA       02148
----------------------------------------------------------------------------------------------
Beaumont Rehabilitation          3 Vision Drive                 Natick          MA       01760
----------------------------------------------------------------------------------------------
Blueberry Hill Healthcare        75 Brimbal Avenue              Beverly         MA       01915
----------------------------------------------------------------------------------------------
Bolton Manor NH                  400 Bolton Street              Marlborough     MA       01752
----------------------------------------------------------------------------------------------
Bourne Manor                     146 MacArthur Blvd             Bourne          MA       02532
----------------------------------------------------------------------------------------------
Brittany Conv. Home              168 West Central Street        Natick          MA       01760
----------------------------------------------------------------------------------------------
Brookhaven at Lexington          1010 Waltham Street            Lexington       MA       02173
----------------------------------------------------------------------------------------------
Buchanan Nursing Home            190 Summer Street              Malden          MA       02148
----------------------------------------------------------------------------------------------
Cambridge Outpatient Clinic      23 East Street                 Cambridge       MA       02141
----------------------------------------------------------------------------------------------
Cantabridgia Health Care         195 Prospect Street            Cambridge       MA       02139
----------------------------------------------------------------------------------------------
Care Matrix of Dedham            10 Care Matrix Drive           Dedham          MA       02026
----------------------------------------------------------------------------------------------
Carleton-Willard Village         100 Old Billerica Road         Bedford         MA       01730
----------------------------------------------------------------------------------------------
Carlyle Nursing & Rehab. Ctr.    342 Winter Street              Framingham      MA       01702
----------------------------------------------------------------------------------------------
Catholic Memorial Home           2446 Highland Avenue           Fall River      MA       02720
----------------------------------------------------------------------------------------------
Charlesgate Manor Conv. Home     590 Main Street                Watertown       MA       02172
----------------------------------------------------------------------------------------------
Chelsea Jewish NH                17 Lafayette Street            Chelsea         MA       02150
----------------------------------------------------------------------------------------------
Clark House Nursing Center       30 Longwood Drive              Westwood        MA       02090
----------------------------------------------------------------------------------------------
COC - Bay View                   26 Sturgis Street              Winthrop        MA       02152
----------------------------------------------------------------------------------------------
COC - Berkshire                  360 West Housatonic Street     Pittsfield      MA       01201
----------------------------------------------------------------------------------------------
COC - Westfield                  60 East Silver Street          Westfield       MA       01085
----------------------------------------------------------------------------------------------
Cohen, Florence, Levine Estates  201 Captain's Row              Chelsea         MA       02150
----------------------------------------------------------------------------------------------
Coolidge House                   30 Webster Street              Brookline       MA       02146
----------------------------------------------------------------------------------------------
Cooperative Elder Services, Inc  37-B Street                    Burlington      MA       01803
(Burlington)
----------------------------------------------------------------------------------------------
Courtyard Nursing Care Ctr       200 Governor's Ave             Medford         MA       02155
----------------------------------------------------------------------------------------------
East Longmeadow NH               305 Maple Street               East Longmead   MA       01028
----------------------------------------------------------------------------------------------
Edgecombe Nursing Home           40 Sunset Avenue               Lenox           MA       02140
----------------------------------------------------------------------------------------------
Elder Services Plan PACE         320 Washington Street          Brighton        MA       02135
Program, (Brighton)
----------------------------------------------------------------------------------------------
Elder Services Plan              555 Amory Street               Jamaica Plain   MA       02146
PACE Program, (Jamaica P
----------------------------------------------------------------------------------------------
Emerson Convalescent             59 Coolidge Hill Road          Watertown       MA       02172
----------------------------------------------------------------------------------------------
FairHaven Nursing Home           476 Varnum Avenue              Lowell          MA       01854
----------------------------------------------------------------------------------------------
German Home RH                   374 Howard Street              Lawrence        MA       01841
----------------------------------------------------------------------------------------------
Glen Ridge NCC                   Hospital Road                  Malden          MA       02148
----------------------------------------------------------------------------------------------
Goddard House                    210-205 South Huntington Ave   Jamaica Plain   MA       02130
----------------------------------------------------------------------------------------------
Goddard House Asst. Living       165 Chestnut street            Brookline       MA       02146
----------------------------------------------------------------------------------------------

                                     ATT. A
                                ACQUIRED ASSETS

                                   OPENHOM                             12/30/98

----------------------------------------------------------------------------------------------------------
          Home                              Street                         City           State      Zip
----------------------------------------------------------------------------------------------------------
Great Barrington Rehab            148 Maple Avenue                   Great Barringto      MA        01230
----------------------------------------------------------------------------------------------------------
Greenwood Nursing Home            80 Greenwood Street                Wakefield            MA        01880
----------------------------------------------------------------------------------------------------------
Hale House RH                     273 Clarendon Street               Boston               MA        02116
----------------------------------------------------------------------------------------------------------
Hallmark Nursing Home             1123 Rockdale Ave                  New Bedford          MA        02740
----------------------------------------------------------------------------------------------------------
Hammersmith House NCC             73 Chestnut Street                 Saugus               MA        01906
----------------------------------------------------------------------------------------------------------
Harrington House                  160 Main Street                    Walpole              MA        02081
----------------------------------------------------------------------------------------------------------
Hathaway Manor                    863 Hathaway Road                  New Bedford          MA        02740
----------------------------------------------------------------------------------------------------------
Holyoke Nursing Home              1913 Northampton Street            Holyoke              MA        01040
----------------------------------------------------------------------------------------------------------
Island Terrace NH                 57 Long Point Road                 Lakeville            MA        02347
----------------------------------------------------------------------------------------------------------
Jesmond Nursing Home              271 Nahant Road                    Nahant               MA        01908
----------------------------------------------------------------------------------------------------------
Jewish Rehab Center               300 Paradise Road                  Swampscott           MA        01907
----------------------------------------------------------------------------------------------------------
Kimwell Nursing                   495 New Boston Road                Fall River           MA        02720
----------------------------------------------------------------------------------------------------------
Life Care Center                  80 Boston Road                     N. Billerica         MA        01862
----------------------------------------------------------------------------------------------------------
Lynn Convalescent Home            655 Boston Street                  Lynn                 MA        01905
----------------------------------------------------------------------------------------------------------
Lynn Public Medical Institute     179 Holyoke Street                 Lynn                 MA        01905
----------------------------------------------------------------------------------------------------------
Mary Immaculate Nursing           172 Lawrence Street                Lawrence             MA        01841
----------------------------------------------------------------------------------------------------------
Meadow Green NH                   45 Woburn Street                   Waltham              MA        02154
----------------------------------------------------------------------------------------------------------
Meadowood Nursing Home            573 Granby Road                    South Hadley         MA        01075
----------------------------------------------------------------------------------------------------------
Milton Healthcare Facility        1200 Brush Hill Road               Milton               MA        02186
----------------------------------------------------------------------------------------------------------
Mt. Pleasant Rest Home            301 South Huntington Avenue        Jamaica Plain        MA        02130
----------------------------------------------------------------------------------------------------------
Neponset Circle                   35-45 Coffey Street                Dorchester           MA        02122
----------------------------------------------------------------------------------------------------------
Newton-Wellesley                  694 Worcester Street               Wellesley            MA        02181
----------------------------------------------------------------------------------------------------------
Nichols House Nursing Home        184 Main Street                    Fairhaven            MA        02719
----------------------------------------------------------------------------------------------------------
Northampton Nursing Home          737 Bridge Road                    Northampton          MA        01060
----------------------------------------------------------------------------------------------------------
Olympus Healthcare Ctr            1350 Main Street                   Worcester            MA        01603
----------------------------------------------------------------------------------------------------------
Olympus Specialty                 1400 State Street                  Springfield          MA        01109
----------------------------------------------------------------------------------------------------------
Our Ladys Haven                   71 Centre Street                   Fairhaven            MA        02719
----------------------------------------------------------------------------------------------------------
Park Avenue Nursing Home          146 Park Avenue                    Arlington            MA        02174
----------------------------------------------------------------------------------------------------------
Pilgrim Rehabilitation            95 Forest Street                   Peabody              MA        01960
----------------------------------------------------------------------------------------------------------
Providence House NH               84 Chapin Street                   Southbridge          MA        01550
----------------------------------------------------------------------------------------------------------
Quaboag on the Common             47 East Main Street                West Brookfield      MA        01585
----------------------------------------------------------------------------------------------------------
Rainbow Nursing Home              210 Lowell Street                  Peabody              MA        01960
----------------------------------------------------------------------------------------------------------
Rogerson Communities              434 Jamaicaway                     Boston               MA        02130
----------------------------------------------------------------------------------------------------------
Sacred Heart Nursing Home         359 Summer Street                  New Bedford          MA        02740
----------------------------------------------------------------------------------------------------------
Sancta Maria Nursing Facility     799 Concord Ave                    Cambridge            MA        02138
----------------------------------------------------------------------------------------------------------
Sherrill House                    135 Huntington Avenue              Jamaica Plain        MA        02130
----------------------------------------------------------------------------------------------------------
Southpoint Rehabilitation         100 Amity Street                   Fall River           MA        02721
----------------------------------------------------------------------------------------------------------
Springside of Pittsfield          255 Lebanon Ave                    Pittsfield           MA        01201
----------------------------------------------------------------------------------------------------------
Stephen Caldwell Memorial         16 Green Street                    Ipswich              MA        01938
----------------------------------------------------------------------------------------------------------

                                     ATT. A
                                ACQUIRED ASSETS

                                   OPENHOM                             12/30/98

----------------------------------------------------------------------------------------------------------
          Home                              Street                         City           State      Zip
----------------------------------------------------------------------------------------------------------
Sunny Acres Nursing Home          254 Billerica Road                 Chelmsford           MA        01824
----------------------------------------------------------------------------------------------------------
SunRise Care - Beverly            265 Essex Street                   Beverly              MA        01915
----------------------------------------------------------------------------------------------------------
SunRise Care - Brighton           142 Bigelow Street                 Brighton             MA        02135
----------------------------------------------------------------------------------------------------------
SunRise Care - Broadway           281 Broadway                       Methuen              MA        01844
----------------------------------------------------------------------------------------------------------
SunRise Care - Brookline          99 Park Street                     Brookline            MA        02146
----------------------------------------------------------------------------------------------------------
SunRise Care - Colonial Heights   555 South Union Street             Lawrence             MA        01843
----------------------------------------------------------------------------------------------------------
SunRise Care - Concord            578 Old Rd. to Nine Acre Corner    Concord              MA        01742
----------------------------------------------------------------------------------------------------------
SunRise Care - East Longmeadow    135 Benton Drive                   East Longmead        MA        01028
----------------------------------------------------------------------------------------------------------
SunRise Care - Fall River         170 Oak Grove                      Fall River           MA        02723
----------------------------------------------------------------------------------------------------------
SunRise Care - Glenwood           557 Varnum Avenue                  Lowell               MA        01854
----------------------------------------------------------------------------------------------------------
SunRise Care - Holyoke            260 East Hampton Road              Holyoke              MA        01040
----------------------------------------------------------------------------------------------------------
SunRise Care - Lexington          178 Lowell Street                  Lexington            MA        02173
----------------------------------------------------------------------------------------------------------
SunRise Care - Lowell             19 Varnum Street                   Lowell               MA        01850
----------------------------------------------------------------------------------------------------------
SunRise Care - Milford            10 Veterans Memorial Drive         Milford              MA        01757
----------------------------------------------------------------------------------------------------------
SunRise Care - Millbury           81 Chatham Street                  Worcester            MA        01609
----------------------------------------------------------------------------------------------------------
SunRise Care - New Bedford        221 Fitzgerald Drive               New Bedford          MA        02745
----------------------------------------------------------------------------------------------------------
SunRise Care - Newton             2101 Washington Street             Newton               MA        02162
----------------------------------------------------------------------------------------------------------
SunRise Care - North Reading      134 North Street                   North Reading        MA        01864
----------------------------------------------------------------------------------------------------------
SunRise Care - Northampton        548 Elm Street                     Northampton          MA        01060
----------------------------------------------------------------------------------------------------------
SunRise Care - Northshore         70 Granite Street                  Lynn                 MA        01901
----------------------------------------------------------------------------------------------------------
SunRise Care - Peabody Glen       199 Andover Street                 Peabody              MA        01960
----------------------------------------------------------------------------------------------------------
SunRise Care - Randolph           49 Thomas Patten Drive             Randolph             MA        02368
----------------------------------------------------------------------------------------------------------
SunRise Care - Town Manor         55 Lowell Street                   Lawrence             MA        01841
----------------------------------------------------------------------------------------------------------
SunRise Care - Weymouth           64 Performance Drive               Weymouth             MA        02189
----------------------------------------------------------------------------------------------------------
SunRise Care - Wilmington         750 Woburn Street                  Wilmington           MA        01887
----------------------------------------------------------------------------------------------------------
SunRise Care - Wood Mill          800 Essex Street                   Lawrence             MA        01841
----------------------------------------------------------------------------------------------------------
Taunton Outpatient Clinic         30 Taunton Green Street            Taunton              MA        02780
----------------------------------------------------------------------------------------------------------
Waban Health & Rehab. Inc.        22 Kinmonth Road                   Newton               MA        02468
----------------------------------------------------------------------------------------------------------
Walden House                      785 Main Street                    Concord              MA        01742
----------------------------------------------------------------------------------------------------------
Wellesley Health & Rehab          878 Worcester Road                 Wellesley            MA        02181
----------------------------------------------------------------------------------------------------------
Wentworth Nursing Care Center     500 Wensworth Avenue               Lowell               MA        01852
----------------------------------------------------------------------------------------------------------
Whitney Place                     3 Vision Drive                     Natick               MA        01760
----------------------------------------------------------------------------------------------------------
Willowood of Great Barrington     151 Christian Hill Road            Great Barrington     MA        01230
----------------------------------------------------------------------------------------------------------
Willowood of Pittsfield           169 Valentine Road                 Pittsfield           MA        01201
----------------------------------------------------------------------------------------------------------
Winchester Nursing Center         223 Swanton Street                 Winchester           MA        01890
----------------------------------------------------------------------------------------------------------
Wingate at Brighton               100 N. Beacon Street               Brighton             MA        02134
----------------------------------------------------------------------------------------------------------
Wingate at Sudbury                136 Boston Post Road               Sudbury              MA        01776
----------------------------------------------------------------------------------------------------------
Woburn Nursing Home               18 Frances Street                  Woburn               MA        01801
----------------------------------------------------------------------------------------------------------

                                     ATT.A
                                ACQUIRED ASSETS
                CLINICAL AGREEMENTS AND NON-COMPETE AGREEMENTS
                           LIST OF SIGNED AGREEMENTS


ACKERMAN, TED                               MELNICK, BARRY
BARSKY, SUSAN                               MERL, LYNNE M.
BELOZERSKY, IRENE                           MINALGA, MARY
BENNER, SHARON                              MONDALE, JASON
BERKSHIRE MEDICAL CENTER                    MOORE, NANCY
BERLIN, JOAN                                NEEDLES, DOUGLAS
BROWN, ALAN                                 NESTELBAUM, ZAMIR
CABEZAS, THOMAS                             NOAH, DEBORAH LEE
CAMERLENGO, SUSAN                           OWENS, HONORA E.
CARLSON, CHRISTIE M.                        PIAFSKY, LYNNE
COHEN, LEWIS                                POSTLETHWAITE, JOAN
CRENSHAW, BRADLEY                           REICH, FAYE
CUTLER, MARK                                RICHTER, CWIRA
DONAHUE, JACQUELINE                         RILEY, DOUGLAS C.
FARRINGTON, LEE                             ROOS, PATRICIA E.
FRASER-DEXTER LINDA                         RUSNAK, STANLEY
FINK, CARLA                                 RUYLE, JEANETTE
FISHBEIN, LESLIE                            SABA, MARIE L.
GERHARD, FREDERICK                          SCHEINAN, WENDY
GRAESSER, SUSAN                             SCHWARZ, RACHEL
HAAS, HOWARD                                SCORZELLI, JAMES
HAMMOND, DAVID                              SEPPELIN, MARTETTA
HARDNEY, SYLVIA                             SPADOLA, MADELINE
HILL, PHILLIP                               TARQUINO, ERNEST
HYNICK, TIMOTHY                             TRIKHA, ANJANA
INGRAHAM, MERLE                             VAN ZOEREN, BARBARA
ISRAEL, JOSHUA                              VERNICK, SHELIA
JANNEY, PETER                               WALLACE, MARY
JONES, DAVID                                WASSERMAN, CHARLES
KALINA, LIZABETH                            WEISBERGER, CHARLES
KATIS, MARY                                 WEINER, RHONDA
KNIGHT, WILLIAM                             WILSON-EVERETT. ANDREA
LAFERNEY, MICHAEL                           YALOFF, BEVERLY
LEBAR, JILL                                 YOUNG, RUTH C.
LONGO, RICHARD                              ZIEFF, ERIC
LOOPER, JOHN
MAIMAN, ELLEN
MARTIN, LUZ M.
MCMURTRY, DOUGLAS

                                     ATT.A
                                  NON-COMPETE
                           LIST OF SIGNED AGREEMENTS


ABRAHAMSON, ERIKA
BENNER, SHARON
BRYKMAN, GAIL
CHOW, MICHAEL
CREDITOR, SUSAN
CUASAY, CATHERINE
FAGAN, SUSAN
FESSLER, SUSAN
HYNICK, TIMOTHY
JANNEY, PETER
MACHELL, STEPHANIE
PEACH, KIMBERLY
PIAFSKY, LYNN
RALPH JENNIFER
REICH, FAYE
ST. GEORGE, GENEVIEVE
TAMULEVICH, JANE
TARQUINO, ERNEST
VAN ZOEREN, BARBARA
VON WITTENBERGH, RON
WALLACE, MARY ANN
WINTLE, CAROL

                                      ATT. A
                                ACQUIRED ASSETS
                                SCHOOL CONTRACTS

              School Based Active Referral Sources - Kim Tamaren        12/30/98

-----------------------------------------------------------------------------------------------------------------------------------
  Organization Name            Address             City       State  Postal        Work #         Contact             Clinician
-----------------------------------------------------------------------------------------------------------------------------------
Bates Elementary       426 Beech St.          Roslindale      MA     02131   (617) 635-8064  Sylvia Pittman      K-Payne, C
-----------------------------------------------------------------------------------------------------------------------------------
Bradley Elementary     110 Beachview Rd.      E. Boston       MA     02128   (617) 635-8422  Catherine O'Brien   Wintel, C
-----------------------------------------------------------------------------------------------------------------------------------
Conley Elementary      450 Poplar St.         Roslindale      MA     02131   (617) 635-8099  Leah Sharkley
-----------------------------------------------------------------------------------------------------------------------------------
Dever Elementary       325 Mount Vernon St.   Dorchester      MA     02125   (617) 635-8694  Peg Handraham       Falkoff and K-Pay
-----------------------------------------------------------------------------------------------------------------------------------
Guild Elemenatry       195 Leydon St.         E. Boston       MA     02128   (617) 635-8523  Simon Ho            Wintel, C
-----------------------------------------------------------------------------------------------------------------------------------
Manning Elementary     130 Louders Lane       Jamaica Plain   MA     02130   (617) 635-8102  Mrs. Walker         Winkle, C
-----------------------------------------------------------------------------------------------------------------------------------
McCormack Middle       315 Mount Vernon St.   Dorchester      MA     02125   (617) 635-8657  Karen Mallory       Chow + Cuasa
-----------------------------------------------------------------------------------------------------------------------------------
Roosevelt Elementary  95 Needham St.         Hyde Park       MA     02136   (617) 635-8676  Mr. McLean
  * on hold
-----------------------------------------------------------------------------------------------------------------------------------
Shaw Middle            20 Mt. Vernon St.      West Roxbury    MA     02132   (617)635-8050   Mrs. Camerson
-----------------------------------------------------------------------------------------------------------------------------------
Sumner Elementary      15 Basile St.          Roslindale      MA     02131   (617)635-8131   Mr. Shay -          K-Payne + Abr
                                                                                             Principal
-----------------------------------------------------------------------------------------------------------------------------------
Warren-Prescott        50 School St.          Charlestown     MA     02129   (617)635-8346   Dr. Amara -         Machell, S
  Elementary                                                                                   Principal
-----------------------------------------------------------------------------------------------------------------------------------
Washington Irving      114 Cummins Hwy        Roslindale      MA     02131   (617)635-8072   Nancy Lee           Herber + Cuasa
  Middle
-----------------------------------------------------------------------------------------------------------------------------------
Wheatley Middle        20 Kearsarge Ave.      Roxbury         MA     02121   (617)635-8165   Gloria Di Angelis   K-Payne, C
-----------------------------------------------------------------------------------------------------------------------------------
Mayflower              Mayflower Ave.         Middleboro      MA     02346   (508)946-2033   Bob Brown           Creditor, S
-----------------------------------------------------------------------------------------------------------------------------------
Memorial Jr. High      Main Street            Middleboro      MA     02346   (508)946-2020   Dina Medeiros       Creditor, S
-----------------------------------------------------------------------------------------------------------------------------------
Edwards Middle         28 Walker Street       Charlestown     MA     02129   (617)635-8516   Maureen McGoldrick  Gerhard, F
-----------------------------------------------------------------------------------------------------------------------------------

                          ARBOUR ELDER SERVICES, INC.

                              CLOSING CERTIFICATE



    I, Thomas J. Bender, the Vice President of Arbour Elder Services, Inc., a Massachusetts corporation, (the "Corporation"), do hereby certify, pursuant to the Asset Purchase Agreement by and between the Corporation and MHM Extended Care Services, Inc., dated December 21, 1998 (the "Agreement"), to the best of my knowledge, as follows:

    1. That each of the representations and warranties of the Corporation set forth in Section 6 of the Asset Purchase Agreement are true and correct as of the date of closing.


    IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 31st day of December 1998.



                                  Arbour Elder Services, Inc.



                                  By:    /s/ THOMAS J. BENDER
                                     ---------------------------------
                                         Thomas J. Bender
                                         Vice President

                            SECRETARY'S CERTIFICATE


    I, Bruce R. Gilbert, Secretary of Arbour Elder Services, Inc. (the "Corporation"), do hereby certify that the following is a true and correct copy of the resolution adopted by the Board of Directors of said Corporation on December 1, 1998.

    RESOLVED, that the Board of Directors of the Corporation does hereby authorize the Corporation to enter into an Asset Purchase Agreement (the "Agreement") by and between the Corporation and MHM Extended Care, Inc. ("Seller") whereby the Corporation shall purchase certain assets of the Seller related to the Seller's Massachusetts behavioral health care business, for a purchase price of $850,000, as more particularly set forth in the Purchase Agreement; and further

    RESOLVED, that Roy Ettlinger, CEO of Arbour Health Systems be authorized and directed to take such actions and to execute and deliver, on behalf of the Corporation, the Agreement and any and all other documents related to the transaction as Mr Ettlinger deems necessary and desirable, with the advice of counsel, to carry out the intent and purposes set forth in the preceding resolution.

    WITNESS, my hand and seal of the Corporation this 31st day of December
1998.





                                  /s/ BRUCE R. GILBERT
                                  ----------------------------------
                                  BRUCE R. GILBERT
                                  SECRETARY

                        UNIVERSAL HEALTH SERVICES, INC.

                     CERTIFICATE OF THE ASSISTANT SECRETARY



    I, Bruce R. Gilbert, Assistant Secretary of Universal Health Services, Inc., a Delaware corporation (the "Corporation"), DO HEREBY CERTIFY as follows:

    A. That the following officer of the Corporation has been duly elected, and as of the date hereof, holds the offices of the Corporation specified beside his name, and that the signature set forth beside his name is his true signature

        Title             Typed Name              Signature
        -----             ----------              ---------

        Vice President    Thomas J. Bender        /s/ THOMAS J. BENDER
                                                  ---------------------------

    B. That Thomas J. Bender is authorized to execute and deliver on behalf of the Corporation, that certain Asset Purchase Agreement by and between Arbour Elder Services, Inc. (a wholly owned subsidiary of the Corporation) and MHM Extended Care Services, Inc. dated December 21, 1998

        IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of December, 1998.





                                  /s/ BRUCE R. GILBERT
                                  ------------------------------
                                  Bruce R. Gilbert
                                  Assistant Secretary

[UHS LETTERHEAD]



MHM Extended Care Services, Inc.
c/o MHM Services, Inc.
8000 Towers Cresent Drive
Suite 810
Vienna, VA 22182
Attn:  Lee Calligaro, Esq.

Ladies and Gentlemen:

    Reference is made to the Asset Purchase Agreement dated as of December 21, 1998 (the "Purchase Agreement"), between Arbour Elder Services, Inc., a Massachusetts company ("Buyer") and MHM Extended Care Services, Inc., a Delaware corporation ("Seller").

    I have acted as counsel for Buyer and Universal Health Services, Inc. (as Guarantor of the obligations of the Buyer) ("UHS") in connection with the preparation of the Purchase Agreement, and the Exhibits thereto. In connection therewith, I have examined such documents and other records and questions of law, and made such inquiries as I have deemed necessary for the purposes of this opinion.

    On the basis of the foregoing, I advise you that in my opinion:

    1. Buyer is a corporation duly organized and existing under, and by virtue of, the laws of the Commonwealth of Massachusetts, is in good standing under such laws. Buyer has the requisite corporation power to own and operate its respective properties and assets.

    2. Buyer and UHS have all requisite power to enter into and to carry out and perform their obligations under the Purchase Agreement.

    3. All action on the part of the Buyer and UHS necessary for the authorization, execution, delivery and performance by Buyer and UHS of the Purchase Agreement and the consummation of the transactions contemplated therein has been taken. The Purchase Agreement is a valid and binding obligation of the Buyer and UHS, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, from time to time in effect, affecting the enforcement of creditors' rights generally (no opinion being expressed herein with respect to the availability of specific performance and other equitable remedies).


                         [CELEBRATING 20 EXCELLENCE LOGO]

December 31, 1998
MHM Extended Care Services, Inc.
Page 2



    4. The execution, delivery and performance of and compliance with the Purchase Agreement will not result to any violation of, be in conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any term of Buyer's or UHS's Articles of Incorporation or Bylaws. The execution, delivery performance of and compliance with the Purchase Agreement will not, to the best of my knowledge, result in any violation of, or be in conflict with, or constitute a default under, any (i) term of any mortgage, indenture, contract, agreement, instrument, judgment, decree or other applicable to Buyer, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Buyer pursuant to any such term, (ii) outstanding judgment, decree or order of any court binding on Buyer or UHS, or (iii) provision of state of Federal law, or any rule or regulation thereunder, to which Buyer is subject.

    When a matter is stated herein as being "to the best of my knowledge," I have not conducted an independent investigation into such matter and am intending to advise you that in the course of my representation of Buyer, nothing has come to my attention that leads me to believe, and I do not believe, that the matter is other than as stated herein.

    This letter and the opinions referred to herein are effective only as to the Closing as that term is defined in the Purchase Agreement. The opinions expressed herein are rendered only to you and are solely for your benefit in connection with the consummation of the transactions contemplated by the Purchase Agreement. Such opinions may not be relied upon by you for any other purpose, or furnished to, quoted to or relied by any other person, firm, or entity for any purpose, without the express written consent of the undersigned.


                                  Very truly yours,



                                  /s/ GEORGE H. BRUNNER, JR.
                                  -----------------------------------
                                  George H. Brunner, Jr.
                                  Assistant General Counsel
                                  UHS of Delaware, Inc.

                   [HEALTHCARE FINANCIAL PARTNERS LETTERHEAD]




                               December 30, 1998


MHM Extended Care Services, Inc.
8000 Towers Crescent Drive
Suite 810
Vienna, Virginia 22182
Attention: Mr. Michael S. Pinkert

    RE:    ARBOUR HEALTH SYSTEMS

Dear Mr. Pinkert:

    HCFP Funding, Inc. ("HCFP") understands that Arbour Health Systems ("Arbour") is purchasing from MHM Extended Care Services, Inc. ("MHM") substantially all of MHM's assets related to MHM's Massachusetts operations (which assets expressly exclude cash and accounts receivable of MHM) pursuant to that certain Asset Purchase Agreement dated December 21, 1998 (the "Asset Agreement"). Pursuant to a Loan and Security Agreement by and among HCFP and MHM and certain of its affiliates (collectively, "Borrower"), dated as of March 11, 1997, as amended on September 24, 1997 (the "Loan Agreement"), HCFP is making, and may in the future make, loans to Borrower, which loans are secured by, among other things, the accounts receivable of MHM (the "Accounts Receivable"). In connection with said financing arrangement, HCFP has required that all remittances made by Account Debtors in payment of the Accounts Receivable be made to the Lockbox Account specified in the Loan Agreement (the "Lockbox Account") and described on Exhibit A to this Letter Agreement.

    1. As provided in Section One (1) of the Asset Agreement, the Accounts Receivable attributable to services rendered prior to the closing date of the transactions contemplated by the Asset Agreement (the "pre-Closing Date Accounts Receivable") are not included in the assets being sold and MHM shall be responsible for collecting such pre-Closing Date Accounts Receivable. MHM hereby confirms to HCFP that the proceeds of any and all of the pre-Closing Date Accounts Receivable collected by MHM shall be immediately forwarded to the Lockbox Account.

    2. Until notified that all balances due to HCFP under the Loan Agreement and that certain Secured Bridge Note made by MHM and certain affiliates in favor of HCFP Funding II, Inc., an affiliate of Lender ("Funding II"), dated as of July 15, 1998 (which Note has a Maturity Date of January 15, 1999 but which may be extended upon the mutual agreement of MHM and Funding II). Arbour hereby agrees to take all necessary steps to process any remittances, checks or other cash items that are identified as the proceeds of pre-Closing Date Accounts Receivable

                   [HEALTHCARE FINANCIAL PARTNER LETTERHEAD]

MHM Extended Care Services, Inc.
December 30, 1998
Page Two



and to promptly remit such items (no more than three (3) business days after receipt of such items) to the Lockbox Account at the address specified on Exhibit A to this Letter Agreement. Arbour hereby waives any right of setoff or claim against pre-Closing Date Accounts Receivable and the proceeds therefrom until MHM'S debt to HCFP has been extinguished.

    If the foregoing is acceptable, please sign below where indicated and return this Letter Agreement to the undersigned

                                       Very truly yours,


                                       HCFP FUNDING, INC.


                                       By:  /s/ JEFFREY P. HOFFMAN
                                          ------------------------------
                                           Jeffrey P. Hoffman
                                           Vice President





ACCEPTED AND AGREED TO:

MHM EXTENDED CARE SERVICES, INC.



By: /s/      [sig]
   ------------------------
Name: /s/    [sig]
     ----------------------
Title:    President
       --------------------


ACCEPTED AND AGREED TO AS TO PARAGRAPH 2 ONLY:

ARBOUR HEALTH SYSTEMS



By:   /s/ ROY ETTLINGER
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Name:  Roy Ettlinger
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Title:  CEO
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